UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Laurie D. Neat

American Funds Global Balanced Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Global investing
offers a world
of opportunities.

American Funds Global Balanced FundSM Annual report for the year ended October 31, 2016

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 2/1/11)

Reflecting 5.75% maximum sales charge	4.06%	7.40%	5.14%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.85% for Class A shares as of the prospectus dated January 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.87%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
4	A global balanced fund has the flexibility to navigate world markets.

Contents
1	Letter to investors
3	The value of a $10,000 investment
10	Summary investment portfolio
16	Financial statements
38	Board of trustees and other officers

Fellow investors

The global economy continues to improve. The 3.2% annualized increase in the September quarter U.S. gross domestic product (GDP) was the largest in two years. Japan and Europe have reported lower but nonetheless encouraging GDP growth. The Chinese economy, which has been a major flashpoint of concern among investors, appears to be responding to government stimulus. Despite two sharp but short-lived declines during the year, global equities finished in positive territory, while lower interest rates produced more positive fixed income returns.

Overall, the U.S. stock market showed greater strength than non-U.S. markets, although select emerging markets have risen significantly. Meanwhile, bonds have outpaced stocks as interest rates continued their remarkable decline. American Funds Global Balanced Fund features broadly diversified global exposure, with equity and fixed income holdings in both developed and emerging markets. We navigate the investment universe with three equally important objectives in mind: long-term growth of capital, conservation of principal and current income.

For the 12 months ended October 31, 2016, the fund gained 3.78%, including reinvestment of quarterly dividends totaling 54 cents a share and a capital gain distribution of 55 cents a share. The fund’s peer group, represented by the Lipper Flexible Portfolio Funds Index, gained 3.35%. The MSCI ACWI (All Country World Index), which measures global stocks, gained 2.05%. The Bloomberg Barclays Global Aggregate Index, which measures investment-grade bonds (rated BB/BAA and above),1 gained 5.59%. The 60%/40% MSCI/Bloomberg Barclays Index, which blends the two indexes at 60% and 40%, respectively, gained 3.59%. In 2016, the fund passed its five-year mark, and we are pleased to note that its lifetime annualized return of 5.81% exceeds the 5.37% return of the Lipper Flexible Portfolio Funds Index, as well as the 4.24% return of the 60%/40% MSCI/ Bloomberg Barclays Index.

Results at a glance

Returns for periods ended October 31, 2016, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
			Lifetime
	1 year	5 years	(since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	3.78%	7.00%	5.81%
MSCI ACWI (All Country World Index)[2]	2.05	8.03	5.56
Bloomberg Barclays Global Aggregate Index[3]	5.59	0.90	1.87
60%/40% MSCI/Bloomberg Barclays Index[4]	3.59	5.26	4.24
Lipper Flexible Portfolio Funds Index[5]	3.35	6.63	5.37

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Source: MSCI. MSCI ACWI results reflect dividends net of withholding taxes.
[3]	Source: Bloomberg Index Services Ltd.
[4]	The 60%/40% MSCI/Bloomberg Barclays Index blends the MSCI ACWI with the Bloomberg Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[5]	Source: Thompson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Funds Global Balanced Fund	1

Portfolio review

The fund has invested heavily in sectors that tend to be more insulated from economic turmoil. Our two largest holdings, Philip Morris International (+9.10%) and Verizon Communications (+2.60%), did relatively well; the consumer staples and telecommunications sectors have been solid long-term contributors to the fund. In the last half of the fiscal year, the shares of companies more responsive to better economic growth have tended to improve as investors’ economic fears waned.

Developed markets outside the U.S. fell during the fund’s fiscal year, with a return of –2.27%. On the other hand, emerging markets rose 9.27%, with Brazil and Thailand particularly bright spots. Thai Beverage, a leading beverage company in Southeast Asia, gained 44.58% as a result of a major turnaround in its beer business, while its liquor business continued to perform strongly.

The fund also benefited from the recovery in commodities. A sharp rebound in iron ore prices and aggressive cost reduction led our strongest holding, Australian mining company Fortescue, to a gain of 185.01% over the 12 months. Oil producer Canadian Natural Resources (+36.88%) also had a positive impact on the fund’s results. The energy sector in general is recovering after a relatively weak two years. After touching a February low below $30 per barrel, oil prices have generally remained within the $40-to-$50 range during the last six months of the fiscal year.

Financial stocks were the fund’s weakest sector on a relative basis during this period. Persistently low interest rates and ongoing regulatory issues hurt many bank stocks. Our U.K. financial holdings were also negatively affected by the weakness in the British pound, which sank 17.55% since the “Brexit” vote. Prudential lost 30.02%, and Barclays was down 34.56%. After several years of strong returns, the health care sector was weak this year. One of our larger holdings, Novartis (–21.53%), suffered from the disappointing launch of a new drug and difficulties in its eye care division.

On the fixed income side, interest rates continued their decline to historically low levels, with much sovereign debt remaining in negative territory. We did see a modest rise in some developed-market interest rates near the end of the fiscal year, with a more pronounced rise immediately after the U.S. election. The fund continues to focus on high-quality instruments, and our issue selection in energy and consumer noncyclical corporate bonds helped returns.

Looking forward

Shortly after the close of the fund’s fiscal year, in a victory that surprised many, Donald Trump was elected as the 45th president of the United States. The U.S. equity market likewise confounded many pundits with a positive initial reaction. The dollar has strengthened against most major currencies. As of this writing, much remains uncertain about the new administration’s policies and legislative agenda.

In Europe, the June Brexit vote by the U.K. to leave the European Union has produced much consternation and a new prime minister, but little clarity on the path to separation. In the months since the vote, the U.K. economy has defied skeptics and continued to stabilize. On the continent, the upcoming political calendar is packed with important elections over the next 12 months in France, the Netherlands and Germany. The populist politics that influenced both Mr. Trump’s election and the Brexit vote continue to cast a shadow of uncertainty over the EU project.

The very recent Chinese economic acceleration has alleviated but not eliminated concerns about the structural imbalances in the economy and the longer term outlook. Xi Jinping’s muscular foreign policy and his attempts to consolidate internal political power are additional variables that add uncertainty about the direction of the Chinese political economy. A smooth rebalancing of the Chinese economy would benefit its Asian neighbors as well as its major trading partners.

In fixed income markets, the expected December rate increase by the Federal Reserve is not likely in and of itself to affect bond prices, but market observers will be keenly awaiting signals as to the likely pace of tightening in 2017. After the close of our fiscal year, yields rose markedly in the U.S. due to the potential impact of the new administration’s policies on inflation and growth.

With so much yet to be determined, it is important to remember that the initial market reaction to major surprises is often not validated by subsequent events. Despite several sharp swoons, we’ve generally been in a favorable period for both fixed income and equities since the fund’s launch, particularly in the U.S. Some of the drivers of that may be reversing as we see nascent signs of rising interest rates and a potential modest increase in inflation. We will, of course, continue to closely follow the contours of the political and economic landscape and adjust the portfolio accordingly. We encourage you to look past fleeting headlines and remain focused on the long term. You can learn more about how we position the fund for the changing economic landscape in the feature article on page 4.

As the fund celebrates its fifth year of serving investors, we thank you for your trust and look forward to reporting to you again in six months.

Cordially,

Eric S. Richter

Vice Chairman and President

December 15, 2016

For current information about the fund, visit americanfunds.com.

2	American Funds Global Balanced Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 1, 2011, to October 31, 2016, with distributions reinvested)

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Results reflect dividends net of withholding taxes.
[4]	Source: MSCI.
[5]	Results of the Lipper Flexible Portfolio Funds Index do not reflect any sales charges.
[6]	Source: Bloomberg Index Services Ltd.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2016)*

			Lifetime
	1 year	5 years	(since 2/1/11)

Class A shares	–2.19%	5.74%	4.72%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

American Funds Global Balanced Fund	3

A global balanced fund has the flexibility to navigate world markets.

The world’s economies and financial markets are more interconnected than ever before. Political and economic events in one country or region can reverberate around the world in surprising ways. Powerful long-term trends can appear to be temporarily sidetracked, and short-term fluctuations can seem uncomfortably intense. In this fluid and occasionally turbulent environment, the investment managers of American Funds Global Balanced Fund aim to steer a steady course, with measured and thoughtful changes in direction along the way.

The fund was launched February 1, 2011, seeking three objectives: long-term growth of capital, conservation of principal and current income. Keeping those objectives in mind, the portfolio managers invest in a carefully selected and diverse mix of securities issued by corporations, governments and agencies around the world.

“We’ll thoughtfully shift our mix of bonds and stocks, as well as our industry and geographic exposures, but the character of the fund is a constant,” says portfolio manager Eric Richter, who also serves as the fund’s vice chairman and president.

“We always think about the long-term outlook; we focus less intensively on trying to predict the next three months.

“It’s a big and complex world, with many different securities available to us,” he continues. “We have a group of people based in different locations with different backgrounds, different investment styles and different areas of expertise, so we can discuss, debate and often disagree — all to the benefit of the fund. It is really important to have the right mix of people, and we give the individual managers as much flexibility as we can to make their best decisions.”

The set of managers making individual decisions in this fund includes an equities specialist (Eric Richter, based in Washington, D.C.); two fixed income specialists (Mark Brett in London and Rob Neithart in Los Angeles); and three investment managers who hold both stocks and bonds in their portions of the portfolio (Alfonso Barroso in London, Winnie Kwan in Hong Kong and David Riley in D.C.).

While each manager may have different convictions, each draws from a wealth of research provided by dozens of analysts. Rob notes, “The fund benefits from an incredibly wide cross section of analysts’ recommendations because it has one of the broadest investment universes. And it touches on a relatively large number of analyst convictions across Capital.”

We asked the six portfolio managers how they’ve managed to navigate the fund’s first five years and what investment trends they are watching.

American Funds Global Balanced Fund marked its fifth anniversary this year. What made this fund special from the beginning, and how are you maintaining its original intent?

Mark: At the fund’s launch, we made a few key settings on the tiller before we even set sail. One priority was to break down some barriers. There are barriers between and within equities and bonds. People tend to get very boxy: developed versus emerging markets, high grade versus high yield, domestic versus foreign. We decided to try very hard not to do that. So both the equity and the bond universes are broad.

Rob: The fund has a lot of dynamic flexibility to move between asset classes, but it’s not just movement between stocks and bonds. We will move around within our equity holdings and make fairly significant changes in our sector exposures or industry exposures. There’s been significant movement between emerging markets and developed markets. The fixed income managers have shown a willingness to buy government bonds, corporate bonds, long-duration bonds, or hold cash. All the different parts of the universe that the fund was designed to invest in — all of them are utilized regularly by the managers.

Mark: Many investors don’t rebalance their asset allocations as they should. When stocks go down a lot or when bonds have a crash, as in 2013, you should rebalance. In this fund, we try very hard to be disciplined about that. It’s very easy in funds to dig yourself in way too much — too exciting or too dull. After a tough period, an investor could want to hide in a bunker and become, in some sense, recklessly conservative.

4	American Funds Global Balanced Fund

“Globalization is a long-term trend, and it’s occurring in a multiplicity of ways, including people, intellectual property and the expanding scope of successful companies.”

Eric Richter, portfolio manager

American Funds Global Balanced Fund	5

Global investing offers a world of opportunity

The portfolio managers for American Funds Global Balanced Fund are based in offices around the world and collaborate with an international team of investment analysts. Drawing on research covering companies and countries, economics and politics, their individual convictions are intended to result in a balanced, diversified portfolio.

Eric Richter
Washington, D.C.
Investment focus:
Stocks
Years' experience: 25
Mark Brett
London
Investment focus:
Bonds
Years' experience: 38
Alfonso Barroso
London
Investment focus:
Stocks/bonds
Years' experience: 22
David Riley
Washington, D.C.
Investment focus:
Stocks/bonds
Years' experience: 22
Rob Neithart
Los Angeles
Investment focus:
Bonds
Years' experience: 29

Years of experience as of the prospectus dated January 1, 2017.

6	American Funds Global Balanced Fund

“We try to be flexible because no one knows exactly what’s going to happen next in the world. Being a balanced fund allows you to lean a bit in one direction or another without going to extremes.”

Mark Brett, portfolio manager

Some of the portfolio managers specialize in either equity or fixed income, but others have the freedom to invest in both asset classes. How does this flexibility contribute to the fund’s success?

Winnie: The managers in this fund can use a variety of instruments to manage volatility. For example, I’m able to invest in emerging market stocks with good long-term growth potential, while holding bonds as a balancing tool within the portfolio.

Alfonso: Many of my best investments come as a result of the cross-asset-class analysis and collaboration among our equity and fixed income analysts and portfolio managers. We can often form a more accurate understanding of company fundamentals and financial positions, particularly during periods of market turbulence, by having combined equity and fixed income meetings with company managements. So companies can’t cater their message to the audience —to make the equity opportunity look more exciting or to make a fixed income analyst more comfortable. Last year, during the accentuated decline in oil prices and the commensurate fall in both equity and bond prices, our joint approach helped uncover a number of attractive investments we otherwise might not have made.

Winnie: Instead of just talking to equity and fixed income analysts about a company and its management, I also think about whether I should be investing in the bonds or the equities. Sometimes analysts might like the equity, but I may find it too leveraged. However, the bonds could look great because the underlying assets are very strong.

David: When an industry group or company is in a period of distress (often due to balance sheet issues), I’m often more comfortable starting to get exposure via their bonds. This can lead to an equity investment in the same companies if I get comfortable that the overall outlook is improving so that management can start to work more for equity holders rather than focusing primarily on balance sheet repair. Looking at my bond investment opportunity set, I have the whole range, from liquid sovereign bonds to less liquid high-yield corporate bonds. Currently, I have a mix of both represented in my portfolio, with longer duration Treasury bonds useful to help mitigate negative shocks.

How do you manage to simultaneously focus on all three of the fund’s objectives: long-term growth of capital, conservation of principal and current income?

Winnie: We’re trying to achieve a reasonable return with low volatility, with a focus on protecting the downside. That’s key. Our portfolios contain some stocks of high-growth companies that don’t pay a dividend, balanced by stocks of companies that are more dividend-oriented, with strong free cash flow and balance sheets.

Eric: Growth of capital, conservation of principal and current income are equally important, but at different times, we’re going to look at the investment environment and focus a bit more on one or two of those. Some portfolio managers are geared more toward seeking opportunities, tending to look at the potential upside, and some are more focused on risk, trying to minimize the potential downside. We like having managers who emphasize different things.

American Funds Global Balanced Fund	7

Rob: We don’t have discussions that are entirely driven by a search for growth or entirely about preserving capital. Sometimes we’re on defense, trying to preserve capital. Sometimes we’re on offense and going for growth. Sometimes we’re a little bit of each and trying to keep the income up.

The fund’s first five years have included events like the European debt crisis, China’s slowing growth and a drop in oil prices. How have those affected the fund, and how do the managers respond? What challenges or opportunities have you found?

Rob: The 2011 crisis in Europe was a severe market shock. People thought that peripheral countries were all going to default. We had low exposure to those government bonds, because our research had seen some of this coming. Due to the post-crisis quantitative easing programs, euro bonds, especially corporate bonds, did much better than U.S. corporate bonds. The wrong thing to do would have been to chase European credit during that period, and ultimately that’s been what the market has validated.

Mark: Coming out of the great crisis in 2009, long duration U.S. Treasuries with nominal yields above 4% and real yields above 2% looked like a good value for the environment. They also appeared to offer a decent insurance against tougher times for the economy and stocks. The subsequent rally in bonds exceeded all our expectations. It was an odd form of insurance that “paid out” without the big risk event. But it also illustrates the principles of diversification and value investing rather than perfect forecasting. More recently, long bond valuations have led us to shift toward cash and inflation-linked bonds in what we believe to be a more attractive equity hedge.

Alfonso: The Chinese economy faces some of the same challenges in terms of indebtedness that much of the rest of the world has today. And Chinese banks have potentially very high unrecognized losses on their balance sheet. From a capital preservation side and overall risk reward, I’m quite cautious.

David: China is trying to offset the negative impact of deteriorating demographics with credit-fueled real estate and infrastructure investment. China also has problems with over-capacity in many of its industrial groups.

Winnie: There’s an old China, which has capital allocation problems and a lot of debt related to state-owned sectors. However, there’s also a new emerging China, with a lot of opportunity in internet and ecommerce. Last year, when people were worried about China’s macroeconomic problems, it was a good opportunity to buy. I’ve been investing in emerging markets for a long time. When you see a macroeconomic scare, that’s the time to pick up high-quality companies at bargain prices. For example, we bought Alibaba and Tencent during that sell-down. We took the opportunity to capitalize on our analysts’ company-level insights and ongoing research.

Eric: The oil price began to fall significantly in November 2014, after OPEC began pumping without restraint, and after a really tough 2015, it hit a cycle low at the beginning of 2016. When prices were very weak, we analyzed which companies really were exposed to credit risk and which companies would be most negatively impacted by lower oil prices. We found companies that were being over-penalized for their exposure provided very good investment opportunities. We’ve seen some pipeline companies rise very sharply as people realize that their financial position was solid and the oil price recovered some lost ground.

How has global investing evolved? How is the fund positioned for the future?

Eric: When investing in the U.S. or other developed markets, it’s important to understand what’s happening all around the world. Multinational consumer product companies and industrial companies have both local and international competition. When we’re analyzing investments for this fund, we’re able to look at the full spectrum of companies, as well as countries. You might think of an industry like retailing as local and fairly insulated, but there are clothing chains and even grocers expanding their formats to many different countries.

David: We’re focused on navigating the political risks and developments around the world. We hold multinational companies headquartered in the U.K., for instance, which are not really being impacted by the Brexit vote. For example, I look at British American Tobacco, which has most of its sales outside the U.K.

Alfonso: Interest rates have been declining below previously unimaginable

8	American Funds Global Balanced Fund

“When you see a macroeconomic scare, that’s the time to pick up high-quality companies at bargain prices.”

Winnie Kwan, portfolio manager

levels. We can’t take an extreme or rigid view on interest rates when deciding how to invest. Currently, our fixed income investments are of slightly short duration, so if interest rates rise, the impact to the fixed income portion of the portfolio should be very manageable.

Mark: We try to be flexible because no one knows exactly what’s going to happen next in the world. Being a balanced fund allows you to lean a bit in one direction or another without going to extremes. In the U.S., unemployment is falling, jobs are being created, and things have been relatively steady. In anticipation of potentially rising inflation, we’ve added inflation-linked bonds to the portfolio, as a different kind of hedge. However, the world at large has been more volatile, and the economies are more interconnected than ever. If the Chinese decide to print money and cut interest rates, it affects the U.S. markets and currencies around the world. If the Bank of England decides to buy corporate bonds, it affects the price of corporate bonds in the U.S. Having a global perspective is key.

Eric: More and more often, political and economic events that, maybe 20 or 30 years ago, would have been limited to the country or the immediate region where they were taking place, are having far-reaching reverberations. Globalization is a long-term trend, and it’s occurring in a multiplicity of ways, including people, intellectual property and the expanding scope of successful companies. We continue to see a need for integrated investing with the global resources that Capital can provide. ■

American Funds Global Balanced Fund	9

Summary investment portfolio October 31, 2016

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings	Percent of net assets
Consumer staples	8.78%
Energy	6.73
Financials	6.01
Health care	5.72
Information technology	5.47

Currency diversification	Percent of net assets

				Short-term
			Forward	securities &
			currency	other assets
	Equity securities	Bonds & notes	contracts	less liabilities	Total
U.S. dollars	28.00%	20.10%	(.42)%	7.47%	55.15%
Euros	4.86	3.48	1.14	—	9.48
British pounds	7.91	1.32	(1.35)	—	7.88
Japanese yen	2.40	2.78	1.60	—	6.78
Swiss francs	3.92	—	—	—	3.92
Canadian dollars	3.65	.32	(.26)	—	3.71
Hong Kong dollars	1.71	—	—	—	1.71
Singapore dollars	1.35	—	—	—	1.35
Polish zloty	—	1.41	(.35)	—	1.06
Australian dollars	.97	.42	(.41)	—	.98
Other currencies	3.08	4.85	.05	—	7.98
Total					100.00%

Common stocks 57.58%	Shares	Value (000)
Consumer staples 8.78%
Philip Morris International Inc.	2,644,400	$255,026
Imperial Brands PLC	3,743,000	181,219
Altria Group, Inc.	1,852,200	122,467
Thai Beverage PCL	136,921,907	94,972
Nestlé SA	1,094,000	79,323
Coca-Cola Co.	1,545,000	65,508
British American Tobacco PLC	943,950	54,205
Reynolds American Inc.	864,100	47,595
Other securities		21,850
		922,165

10	American Funds Global Balanced Fund

	Shares	Value (000)
Energy 6.73%
Canadian Natural Resources, Ltd.	3,681,300	$116,837
Enbridge Inc. (CAD denominated)	1,843,954	79,626
BP PLC	10,896,532	64,513
Suncor Energy Inc.	2,048,800	61,481
Royal Dutch Shell PLC, Class A (GBP denominated)	2,448,907	61,103
Exxon Mobil Corp.	630,500	52,533
Other securities		270,955
		707,048

Financials 6.01%
UBS Group AG	7,244,000	102,487
Zurich Insurance Group AG	238,000	62,269
HDFC Bank Ltd.[1]	2,444,365	54,380
Prudential PLC	3,227,700	52,722
Royal Bank of Canada	763,000	47,670
Other securities		311,390
		630,918

Health care 5.72%
Novartis AG	2,048,450	145,734
Amgen Inc.	847,824	119,679
AbbVie Inc.	1,490,300	83,129
Thermo Fisher Scientific Inc.	357,200	52,519
Stryker Corp.	447,200	51,584
Other securities		148,497
		601,142

Information technology 5.47%
Alphabet Inc., Class C2	75,506	59,237
Alphabet Inc., Class A2	59,900	48,513
Intel Corp.	2,002,000	69,810
Alibaba Group Holding Ltd. (ADR)[2]	584,100	59,397
Other securities		337,507
		574,464

Utilities 5.23%
SSE PLC	6,520,024	126,970
Exelon Corp.	1,975,000	67,288
Dominion Resources, Inc.	866,200	65,138
Iberdrola, SA, non-registered shares	9,554,200	65,121
National Grid PLC	4,577,764	59,674
Other securities		165,199
		549,390

Telecommunication services 4.12%
Verizon Communications Inc.	3,888,055	187,015
Other securities		246,026
		433,041

Consumer discretionary 4.05%
Netflix, Inc.[2]	892,150	111,403
Kering SA	380,000	84,284
Other securities		229,825
		425,512

Industrials 3.21%
Boeing Co.	470,000	66,942
Union Pacific Corp.	612,000	53,966
Other securities		216,043
		336,951

Materials 2.38%
Fortescue Metals Group Ltd.	18,912,904	79,129
Other securities		170,669
		249,798

American Funds Global Balanced Fund	11

Common stocks (continued)	Shares		Value (000)
Real estate 1.24%
Other securities			$130,710

Miscellaneous 4.64%
Other common stocks in initial period of acquisition			487,593

Total common stocks (cost: $5,633,609,000)			6,048,732

Preferred securities 0.04%
Miscellaneous 0.04%
Other preferred securities in initial period of acquisition			3,846

Total preferred securities (cost: $4,000,000)			3,846

Convertible stocks 0.23%
Energy 0.19%
Other securities			19,663

Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition			4,369

Total convertible stocks (cost: $19,671,000)			24,032

Bonds, notes & other debt instruments 34.68%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.43%
Japan 0.10%–2.30% 2021–2045[3]		¥27,339,160	292,403
Poland (Republic of) 2.50%–5.75% 2017–2026[3]	PLN	534,323	147,630
United Kingdom 1.00%–5.00% 2017–2045		£89,085	117,521
United Mexican States, Series M20, 10.00% 2024	MXN	724,700	47,752
United Mexican States 4.00%–10.00% 2017–2044[3]		1,614,781	118,581
Other securities			792,365

Total bonds & notes of governments & government agencies outside the U.S.			1,516,252

U.S. Treasury bonds & notes 10.17%
U.S. Treasury 7.85%
U.S. Treasury 1.25% 2020		$65,650	66,040
U.S. Treasury 1.25% 2021		75,300	75,212
U.S. Treasury 2.50% 2024		47,900	50,740
U.S. Treasury 2.875% 2045		63,835	67,754
U.S. Treasury 0.75%–7.50% 2016–2046[4]		552,593	565,204
			824,950
U.S. Treasury inflation-protected securities 2.32%
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]		57,208	57,808
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2019–2046[3]		179,158	185,748
			243,556

Total U.S. Treasury bonds & notes			1,068,506

Corporate bonds & notes 8.34%
Energy 1.57%
Other securities			164,862

Health care 1.40%
Amgen Inc. 1.85%–4.40% 2021–2045		13,540	13,378
Novartis Securities Investment Ltd. 5.125% 2019		475	515
Other securities			133,027
			146,920

Telecommunication services 1.38%
Verizon Communications Inc. 4.272% 2036		13,587	13,659
Other securities			131,625
			145,284

12	American Funds Global Balanced Fund

	Principal amount		Value
	(000)		(000)
Financials 1.38%
Other securities			$144,884

Consumer staples 0.20%
Altria Group, Inc. 2.63%–4.75% 2020–2021		$5,000	5,435
Philip Morris International Inc. 4.25% 2044		2,700	2,856
Other securities			12,940
			21,231

Other 2.41%
Other securities			252,752

Total corporate bonds & notes			875,933

Mortgage-backed obligations 1.64%
Other mortgage-backed securities 0.85%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr	318,611	47,647
Other securities			39,867
			87,514

Other 0.79%
Other securities			84,531

Total mortgage-backed obligations			172,045

Asset-backed obligations 0.10%
Other securities			10,068

Total bonds, notes & other debt instruments (cost: $3,637,381,000)			3,642,804

Short-term securities 7.72%
Bank of Nova Scotia 0.73%–1.03% due 11/2/2016–1/17/2017[6]		$85,700	85,647
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.53% due 12/1/2016		30,000	29,986
Federal Home Loan Bank 0.27%–0.35% due 11/7/2016–1/18/2017		266,500	266,427
Liberty Street Funding Corp. 0.47% due 11/3/2016[6]		20,000	19,999
Victory Receivables Corp. 0.80% due 12/2/2016[6]		20,000	19,989
Other securities			388,769

Total short-term securities (cost: $810,733,000)			810,817
Total investment securities 100.25% (cost: $10,105,394,000)			10,530,231
Other assets less liabilities (0.25)%			(26,317)

Net assets 100.00%			$10,503,914

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $484,747,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2016 (000)
Purchases:
Euros	11/4/2016	JPMorgan Chase	€12,314	$13,750	$(231)
Euros	11/7/2016	HSBC Bank	€7,854	$8,812	(187)
Euros	11/7/2016	Bank of America, N.A.	€16,873	$18,928	(400)

American Funds Global Balanced Fund	13

Forward currency contracts (continued)

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2016 (000)
Euros	12/5/2016	HSBC Bank	€12,403	$13,550	$ 86
Euros	12/7/2016	HSBC Bank	€12,255	$13,355	120
Euros	1/6/2017	UBS AG	€1,725	$1,885	15
Japanese yen	11/30/2016	Citibank	¥5,068,391	$48,546	(169)
Japanese yen	12/5/2016	Barclays Bank PLC	¥839,623	$8,046	(30)
Japanese yen	12/5/2016	UBS AG	¥1,697,364	$16,262	(56)
Japanese yen	12/5/2016	HSBC Bank	¥2,025,952	$19,406	(63)
Japanese yen	12/5/2016	UBS AG	¥1,022,106	$10,178	(419)
Japanese yen	12/7/2016	Citibank	¥1,366,343	$13,229	(182)
Japanese yen	12/8/2016	JPMorgan Chase	¥679,286	$6,525	(38)
Japanese yen	12/8/2016	Citibank	¥1,032,361	$9,916	(57)
Japanese yen	12/19/2016	HSBC Bank	¥1,462,951	$14,161	(182)
Norwegian kroner	11/3/2016	Bank of America, N.A.	NKr105,053	$12,671	43
Norwegian kroner	11/17/2016	Barclays Bank PLC	NKr79,816	$9,752	(92)
Swedish kronor	11/17/2016	Barclays Bank PLC	SKr51,991	$5,908	(147)
Swedish kronor	12/13/2016	UBS AG	SKr51,601	$5,865	(140)
Swedish kronor	12/16/2016	Bank of America, N.A.	SKr52,507	$5,943	(116)
					$(2,245)

Sales:
Australian dollars	11/22/2016	UBS AG	$13,649	A$17,700	192
Australian dollars	11/22/2016	UBS AG	¥1,408,761	A$17,700	(14)
Australian dollars	12/2/2016	Bank of America, N.A.	$15,258	A$20,000	57
British pounds	11/7/2016	Barclays Bank PLC	€12,554	£11,000	319
British pounds	11/7/2016	HSBC Bank	€11,202	£9,900	181
British pounds	11/14/2016	HSBC Bank	$4,210	£3,300	169
British pounds	11/16/2016	JPMorgan Chase	€21,120	£18,700	303
British pounds	11/22/2016	Barclays Bank PLC	€12,690	£11,350	44
British pounds	12/5/2016	HSBC Bank	¥817,613	£6,400	(33)
British pounds	12/7/2016	UBS AG	$6,107	£5,000	(17)
British pounds	12/7/2016	JPMorgan Chase	$59,836	£49,000	(188)
Canadian dollars	11/17/2016	Bank of America, N.A.	$13,734	C$18,050	276
Canadian dollars	11/18/2016	Bank of America, N.A.	€12,460	C$18,200	117
Colombian pesos	11/4/2016	JPMorgan Chase	$7,053	COP20,738,400	160
Colombian pesos	11/8/2016	Citibank	$8,235	COP24,531,779	87
Euros	11/7/2016	HSBC Bank	NKr34,233	€3,800	(29)
Euros	11/7/2016	Citibank	SKr109,850	€11,400	(352)
Euros	11/23/2016	Citibank	SKr99,931	€10,300	(242)
Indian rupees	11/7/2016	JPMorgan Chase	$12,454	INR831,600	16
Israeli shekels	11/17/2016	Citibank	$12,485	ILS47,650	60
Malaysian ringgits	11/14/2016	UBS AG	$9,416	MYR39,500	8
Malaysian ringgits	11/14/2016	JPMorgan Chase	$6,673	MYR28,000	4
Malaysian ringgits	11/16/2016	Citibank	$2,562	MYR10,750	2
Polish zloty	11/7/2016	Barclays Bank PLC	$15,353	PLN58,820	364
Polish zloty	12/7/2016	JPMorgan Chase	$21,445	PLN85,180	(248)
South African rand	11/3/2016	JPMorgan Chase	$3,894	ZAR54,650	(157)
					$ 1,079
Forward currency contracts — net					$(1,166)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $54,380,000, which represented .52% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,694,000, which represented .07% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $608,704,000, which represented 5.80% of the net assets of the fund.

14	American Funds Global Balanced Fund

Key to abbreviations and symbols
ADR = American Depositary Receipts
A$ = Australian dollars
CAD/C$ = Canadian dollars
COP = Colombian pesos
DKr = Danish kroner
€ = Euros
GBP/£ = British pounds
ILS = Israeli shekels
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
MYR = Malaysian ringgits
NKr = Norwegian kroner
PLN = Polish zloty
SKr = Swedish kronor
ZAR = South African rand

See Notes to Financial Statements

American Funds Global Balanced Fund	15

Financial statements

Statement of assets and liabilities
at October 31, 2016

(dollars in thousands)

Assets:
Investment securities, at value (cost: $10,105,394)		$10,530,231
Cash		101
Cash denominated in currencies other than U.S. dollars (cost: $547)		547
Unrealized appreciation on open forward currency contracts		2,623
Receivables for:
Sales of investments	$78,487
Sales of fund’s shares	15,472
Closed forward currency contracts	1
Dividends and interest	45,732
Other	69	139,761
		10,673,263
Liabilities:
Unrealized depreciation on open forward currency contracts		3,789
Payables for:
Purchases of investments	143,544
Repurchases of fund’s shares	11,618
Closed forward currency contracts	843
Investment advisory services	4,078
Services provided by related parties	2,390
Trustees’ deferred compensation	932
Other	2,155	165,560
Net assets at October 31, 2016		$10,503,914

Net assets consist of:
Capital paid in on shares of beneficial interest		$10,061,562
Undistributed net investment income		27,176
Accumulated net realized loss		(7,097)
Net unrealized appreciation		422,273
Net assets at October 31, 2016		$10,503,914

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (354,114 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$4,553,654	153,532		$29.66
Class B	1,845	62		29.70
Class C	615,470	20,807		29.58
Class F-1	190,825	6,433		29.66
Class F-2	698,230	23,529		29.68
Class 529-A	206,891	6,979		29.64
Class 529-B	268	9		29.69
Class 529-C	77,893	2,638		29.53
Class 529-E	12,326	416		29.61
Class 529-F-1	16,843	568		29.66
Class R-1	6,920	234		29.59
Class R-2	44,226	1,496		29.55
Class R-2E	274	9		29.64
Class R-3	50,203	1,696		29.61
Class R-4	27,165	916		29.66
Class R-5E	10	—	*	29.64
Class R-5	8,068	272		29.70
Class R-6	3,992,803	134,518		29.68

*	Amount less than one thousand.

See Notes to Financial Statements

16	American Funds Global Balanced Fund

Statement of operations
for the year ended October 31, 2016

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,699)	$182,085
Interest (net of non-U.S. taxes of $420)	95,309	$277,394
Fees and expenses*:
Investment advisory services	44,518
Distribution services	19,353
Transfer agent services	7,354
Administrative services	3,032
Reports to shareholders	402
Registration statement and prospectus	784
Trustees’ compensation	462
Auditing and legal	150
Custodian	816
Other	338
Total fees and expenses before reimbursement	77,209
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		77,209
Net investment income		200,185
Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $59)	(33,334)
Forward currency contracts	32,847
Currency transactions	379	(108)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $831)	171,612
Forward currency contracts	(724)
Currency translations	(157)	170,731
Net realized loss and unrealized appreciation		170,623
Net increase in net assets resulting from operations		$370,808

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Global Balanced Fund	17

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2016	2015
Operations:
Net investment income	$200,185	$144,424
Net realized (loss) gain	(108)	140,153
Net unrealized appreciation (depreciation)	170,731	(495,775)
Net increase (decrease) in net assets resulting from operations	370,808	(211,198)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(184,936)	(98,443)
Distributions from net realized gain on investments	(171,380)	(144,872)
Total dividends and distributions paid to shareholders	(356,316)	(243,315)
Net capital share transactions	1,281,796	3,442,763
Total increase in net assets	1,296,288	2,988,250

Net assets:
Beginning of year	9,207,626	6,219,376
End of year (including undistributed net investment income: $27,176 and $3,146, respectively)	$10,503,914	$9,207,626

See Notes to Financial Statements

18	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Global Balanced Fund	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

20	American Funds Global Balanced Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2016 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$922,165	$—	$—	$922,165
Energy	707,048	—	—	707,048
Financials	576,538	54,380	—	630,918
Health care	601,142	—	—	601,142
Information technology	574,464	—	—	574,464
Utilities	549,390	—	—	549,390
Telecommunication services	433,041	—	—	433,041
Consumer discretionary	425,512	—	—	425,512
Industrials	336,951	—	—	336,951
Materials	249,798	—	—	249,798
Real estate	130,710	—	—	130,710
Miscellaneous	487,593	—	—	487,593
Preferred securities	3,846	—	—	3,846
Convertible stocks	24,032	—	—	24,032
Bonds, notes & other debt instruments	—	3,642,804	—	3,642,804
Short-term securities	—	810,817	—	810,817
Total	$6,022,230	$4,508,001	$—	$10,530,231

See next page for footnotes.

American Funds Global Balanced Fund	21

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,623	$—	$2,623
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,789)	—	(3,789)
Total	$—	$(1,166)	$—	$(1,166)

*	Securities with a value of $1,882,820,000, which represented 17.92% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

22	American Funds Global Balanced Fund

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

American Funds Global Balanced Fund	23

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$2,623	Unrealized depreciation on open forward currency contracts	$3,789
Forward currency	Currency	Receivables for closed forward currency contracts	1	Payables for closed forward currency contracts	843
			$2,624		$4,632

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$32,847	Net unrealized depreciation on forward currency contracts	$(724)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$493	$(493)	$—	$—	$—
Barclays Bank PLC	727	(492)	—	—	235
Citibank	149	(149)	—	—	—
HSBC Bank	556	(495)	—	—	61
JPMorgan Chase	484	(484)	—	—	—
UBS AG	215	(215)	—	—	—
Total	$2,624	$(2,328)	$—	$—	$296
Liabilities:
Bank of America, N.A.	$515	$(493)	$(22)	$—	$—
Barclays Bank PLC	492	(492)	—	—	—
Citibank	1,002	(149)	(853)	—	—
HSBC Bank	495	(495)	—	—	—
JPMorgan Chase	862	(484)	—	—	378
UBS AG	1,266	(215)	(1,051)	—	—
Total	$4,632	$(2,328)	$(1,926)	$—	$378

*	Non-cash collateral is shown on a settlement basis.

24	American Funds Global Balanced Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by state tax authorities for tax years before 2011, the year the fund commenced operations, and by U.S. federal tax authorities and tax authorities outside the U.S. for tax years before 2012.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; and amortization of premiums and discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2016, the fund reclassified $10,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $8,791,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$34,275
Capital loss carryforward*	(8,435)
Gross unrealized appreciation on investment securities	938,686
Gross unrealized depreciation on investment securities	(520,744)
Net unrealized appreciation on investment securities	417,942
Cost of investment securities	10,112,289

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Global Balanced Fund	25

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2016						Year ended October 31, 2015
					Total						Total
					dividends and						dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$82,710		$83,238		$165,948		$53,535		$102,414		$155,949
Class B	29		93		122		28		237		265
Class C	6,338		11,268		17,606		2,387		13,344		15,731
Class F-1	3,319		3,349		6,668		2,061		4,283		6,344
Class F-2	11,769		9,335		21,104		7,199		10,304		17,503
Class 529-A	3,543		3,679		7,222		2,217		4,561		6,778
Class 529-B	3		10		13		2		27		29
Class 529-C	753		1,425		2,178		247		1,697		1,944
Class 529-E	182		214		396		99		257		356
Class 529-F-1	302		273		575		180		295		475
Class R-1	82		141		223		41		184		225
Class R-2	456		747		1,203		169		832		1,001
Class R-2E	1		—	*	1		—	*	—	*	—	*
Class R-3	722		847		1,569		358		844		1,202
Class R-4	441		465		906		275		506		781
Class R-5E†	—	*	—	*	—	*
Class R-5	160		121		281		79		119		198
Class R-6	74,126		56,175		130,301		29,566		4,968		34,534
Total	$184,936		$171,380		$356,316		$98,443		$144,872		$243,315

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2016, the investment advisory services fee was $44,518,000, which was equivalent to an annualized rate of 0.460% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

26	American Funds Global Balanced Fund

15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From November 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$10,853	$5,164		$451		Not applicable
Class B	36	5		Not applicable		Not applicable
Class C	6,067	703		303		Not applicable
Class F-1	467	230		94		Not applicable
Class F-2	Not applicable	618		284		Not applicable
Class 529-A	425	197		100		$165
Class 529-B	4	1		—	*	—*
Class 529-C	767	79		38		63
Class 529-E	59	6		6		10
Class 529-F-1	—	15		8		13
Class R-1	70	7		4		Not applicable
Class R-2	309	152		21		Not applicable
Class R-2E	— *	—	*	—	*	Not applicable
Class R-3	237	76		24		Not applicable
Class R-4	59	29		12		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	5		4		Not applicable
Class R-6	Not applicable	67		1,683		Not applicable
Total class-specific expenses	$19,353	$7,354		$3,032		$251

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

American Funds Global Balanced Fund	27

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $462,000 in the fund’s statement of operations reflects $374,000 in current fees (either paid in cash or deferred) and a net increase of $88,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net increase
	Sales[1]			dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$563,487	19,312		$163,689	5,651		$(725,230)	(24,876)	$1,946	87
Class B	199	7		121	4		(4,015)	(138)	(3,695)	(127)
Class C	111,255	3,826		17,412	604		(128,940)	(4,442)	(273)	(12)
Class F-1	71,378	2,456		6,601	228		(70,393)	(2,424)	7,586	260
Class F-2	339,828	11,562		19,141	659		(193,742)	(6,638)	165,227	5,583
Class 529-A	31,851	1,090		7,221	249		(31,419)	(1,075)	7,653	264
Class 529-B	72	3		13	—	[2]	(430)	(15)	(345)	(12)
Class 529-C	15,066	520		2,178	76		(16,249)	(559)	995	37
Class 529-E	2,211	75		396	14		(1,811)	(62)	796	27
Class 529-F-1	5,020	172		575	20		(3,107)	(107)	2,488	85
Class R-1	1,236	43		223	8		(2,669)	(91)	(1,210)	(40)
Class R-2	13,803	476		1,190	41		(11,510)	(398)	3,483	119
Class R-2E	262	8		1	—	[2]	— [2]	— [2]	263	8
Class R-3	16,095	553		1,562	54		(12,295)	(422)	5,362	185
Class R-4	8,449	288		905	31		(7,440)	(258)	1,914	61
Class R-5E3	10	—	[2]	—	—		—	—	10	— [2]
Class R-5	3,492	120		281	10		(2,116)	(72)	1,657	58
Class R-6	1,072,451	36,568		130,285	4,479		(114,797)	(3,998)	1,087,939	37,049
Total net increase (decrease)	$2,256,165	77,079		$351,794	12,128		$(1,326,163)	(45,575)	$1,281,796	43,632

28	American Funds Global Balanced Fund

			Reinvestments of						Net increase
	Sales[1]		dividends and distributions				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2015

Class A	$770,333	25,301	$154,198		5,100		$(533,509)	(17,619)	$391,022	12,782
Class B	663	21	264		9		(6,005)	(197)	(5,078)	(167)
Class C	170,141	5,596	15,532		513		(101,813)	(3,368)	83,860	2,741
Class F-1	56,201	1,846	6,292		208		(52,613)	(1,734)	9,880	320
Class F-2	243,270	7,995	15,631		517		(122,851)	(4,108)	136,050	4,404
Class 529-A	36,780	1,209	6,778		225		(28,976)	(956)	14,582	478
Class 529-B	125	4	29		1		(743)	(24)	(589)	(19)
Class 529-C	18,154	600	1,944		64		(11,689)	(388)	8,409	276
Class 529-E	2,412	80	356		12		(1,627)	(54)	1,141	38
Class 529-F-1	4,560	149	475		16		(2,100)	(69)	2,935	96
Class R-1	2,099	69	225		8		(1,760)	(58)	564	19
Class R-2	15,568	516	1,000		33		(9,383)	(310)	7,185	239
Class R-2E	—	—	—	[2]	—	[2]	(1)	— [2]	(1)	— [2]
Class R-3	19,223	635	1,198		40		(8,959)	(296)	11,462	379
Class R-4	9,472	310	781		26		(5,354)	(176)	4,899	160
Class R-5	2,531	83	198		7		(1,150)	(38)	1,579	52
Class R-6	2,804,538	92,132	34,534		1,158		(64,209)	(2,128)	2,774,863	91,162
Total net increase (decrease)	$4,156,070	136,546	$239,435		7,937		$(952,742)	(31,523)	$3,442,763	112,960

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,521,537,000 and $4,487,525,000, respectively, during the year ended October 31, 2016.

American Funds Global Balanced Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[4]	Ratio of net income to average net assets[2,4]
Class A:
Year ended 10/31/2016	$29.66	$.59	$.50	$1.09	$(.54)	$(.55)	$(1.09)	$29.66	3.78%	$4,554		.85%	.85%	2.02%
Year ended 10/31/2015	31.49	.52	(1.27)	(.75)	(.36)	(.72)	(1.08)	29.66	(2.42)	4,550		.85	.85	1.72
Year ended 10/31/2014	30.22	.68	1.68	2.36	(.57)	(.52)	(1.09)	31.49	7.91	4,430		.89	.89	2.20
Year ended 10/31/2013	26.38	.50	3.86	4.36	(.52)	—	(.52)	30.22	16.78	3,479		.93	.93	1.77
Year ended 10/31/2012	24.45	.54	1.85	2.39	(.46)	—	(.46)	26.38	9.88	2,538		.91	.91	2.14
Class B:
Year ended 10/31/2016	29.66	.36	.50	.86	(.27)	(.55)	(.82)	29.70	2.98	2		1.62	1.62	1.23
Year ended 10/31/2015	31.47	.28	(1.27)	(.99)	(.10)	(.72)	(.82)	29.66	(3.19)	6		1.61	1.61	.93
Year ended 10/31/2014	30.19	.47	1.66	2.13	(.33)	(.52)	(.85)	31.47	7.15	11		1.64	1.64	1.51
Year ended 10/31/2013	26.34	.28	3.87	4.15	(.30)	—	(.30)	30.19	15.89	14		1.69	1.69	1.02
Year ended 10/31/2012	24.41	.34	1.85	2.19	(.26)	—	(.26)	26.34	9.01	14		1.71	1.71	1.35
Class C:
Year ended 10/31/2016	29.58	.35	.50	.85	(.30)	(.55)	(.85)	29.58	2.97	616		1.65	1.65	1.21
Year ended 10/31/2015	31.42	.28	(1.28)	(1.00)	(.12)	(.72)	(.84)	29.58	(3.23)	616		1.65	1.65	.93
Year ended 10/31/2014	30.16	.43	1.68	2.11	(.33)	(.52)	(.85)	31.42	7.10	568		1.69	1.69	1.39
Year ended 10/31/2013	26.33	.27	3.87	4.14	(.31)	—	(.31)	30.16	15.82	415		1.73	1.73	.97
Year ended 10/31/2012	24.41	.33	1.85	2.18	(.26)	—	(.26)	26.33	8.97	304		1.76	1.76	1.29
Class F-1:
Year ended 10/31/2016	29.66	.57	.50	1.07	(.52)	(.55)	(1.07)	29.66	3.76	191		.91	.91	1.96
Year ended 10/31/2015	31.50	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.66	(2.51)	183		.91	.91	1.66
Year ended 10/31/2014	30.22	.71	1.64	2.35	(.55)	(.52)	(1.07)	31.50	7.87	184		.94	.94	2.27
Year ended 10/31/2013	26.38	.49	3.86	4.35	(.51)	—	(.51)	30.22	16.75	212		.97	.97	1.73
Year ended 10/31/2012	24.45	.53	1.86	2.39	(.46)	—	(.46)	26.38	9.85	145		.96	.96	2.10
Class F-2:
Year ended 10/31/2016	29.67	.65	.51	1.16	(.60)	(.55)	(1.15)	29.68	4.03	698		.65	.65	2.21
Year ended 10/31/2015	31.51	.59	(1.29)	(.70)	(.42)	(.72)	(1.14)	29.67	(2.24)	532		.65	.65	1.94
Year ended 10/31/2014	30.24	.71	1.71	2.42	(.63)	(.52)	(1.15)	31.51	8.16	427		.68	.68	2.28
Year ended 10/31/2013	26.39	.56	3.88	4.44	(.59)	—	(.59)	30.24	17.03	198		.71	.71	1.98
Year ended 10/31/2012	24.46	.59	1.85	2.44	(.51)	—	(.51)	26.39	10.10	129		.72	.72	2.32
Class 529-A:
Year ended 10/31/2016	29.64	.57	.49	1.06	(.51)	(.55)	(1.06)	29.64	3.70	207		.93	.93	1.94
Year ended 10/31/2015	31.48	.50	(1.28)	(.78)	(.34)	(.72)	(1.06)	29.64	(2.53)	199		.93	.93	1.65
Year ended 10/31/2014	30.21	.66	1.68	2.34	(.55)	(.52)	(1.07)	31.48	7.87	196		.96	.96	2.14
Year ended 10/31/2013	26.37	.47	3.88	4.35	(.51)	—	(.51)	30.21	16.68	155		1.00	1.00	1.69
Year ended 10/31/2012	24.44	.52	1.86	2.38	(.45)	—	(.45)	26.37	9.84	106		.98	.98	2.06
Class 529-B:
Year ended 10/31/2016	29.65	.32	.51	.83	(.24)	(.55)	(.79)	29.69	2.88	—	[5]	1.75	1.75	1.11
Year ended 10/31/2015	31.46	.24	(1.27)	(1.03)	(.06)	(.72)	(.78)	29.65	(3.31)	1		1.74	1.74	.79
Year ended 10/31/2014	30.17	.43	1.66	2.09	(.28)	(.52)	(.80)	31.46	7.01	1		1.77	1.77	1.38
Year ended 10/31/2013	26.33	.25	3.86	4.11	(.27)	—	(.27)	30.17	15.73	2		1.81	1.81	.90
Year ended 10/31/2012	24.41	.31	1.85	2.16	(.24)	—	(.24)	26.33	8.88	2		1.84	1.84	1.21

30	American Funds Global Balanced Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class 529-C:
Year ended 10/31/2016	$29.53	$.33	$.51	$.84	$(.29)	$(.55)	$(.84)	$29.53	2.91%	$78		1.72%		1.72%		1.15%
Year ended 10/31/2015	31.37	.26	(1.28)	(1.02)	(.10)	(.72)	(.82)	29.53	(3.30)	77		1.73		1.73		.85
Year ended 10/31/2014	30.12	.41	1.67	2.08	(.31)	(.52)	(.83)	31.37	6.99	73		1.76		1.76		1.33
Year ended 10/31/2013	26.30	.25	3.86	4.11	(.29)	—	(.29)	30.12	15.75	55		1.81		1.81		.89
Year ended 10/31/2012	24.39	.31	1.85	2.16	(.25)	—	(.25)	26.30	8.90	36		1.83		1.83		1.21
Class 529-E:
Year ended 10/31/2016	29.61	.50	.50	1.00	(.45)	(.55)	(1.00)	29.61	3.51	12		1.16		1.16		1.71
Year ended 10/31/2015	31.45	.42	(1.28)	(.86)	(.26)	(.72)	(.98)	29.61	(2.77)	12		1.18		1.18		1.40
Year ended 10/31/2014	30.18	.59	1.67	2.26	(.47)	(.52)	(.99)	31.45	7.57	11		1.21		1.21		1.90
Year ended 10/31/2013	26.35	.41	3.86	4.27	(.44)	—	(.44)	30.18	16.41	9		1.25		1.25		1.45
Year ended 10/31/2012	24.42	.45	1.86	2.31	(.38)	—	(.38)	26.35	9.49	6		1.27		1.27		1.78
Class 529-F-1:
Year ended 10/31/2016	29.65	.63	.51	1.14	(.58)	(.55)	(1.13)	29.66	3.95	17		.72		.72		2.15
Year ended 10/31/2015	31.50	.56	(1.29)	(.73)	(.40)	(.72)	(1.12)	29.65	(2.34)	14		.72		.72		1.86
Year ended 10/31/2014	30.23	.72	1.68	2.40	(.61)	(.52)	(1.13)	31.50	8.08	12		.76		.76		2.33
Year ended 10/31/2013	26.38	.53	3.88	4.41	(.56)	—	(.56)	30.23	16.94	9		.80		.80		1.89
Year ended 10/31/2012	24.45	.56	1.86	2.42	(.49)	—	(.49)	26.38	10.00	4		.82		.82		2.20
Class R-1:
Year ended 10/31/2016	29.59	.38	.50	.88	(.33)	(.55)	(.88)	29.59	3.04	7		1.58		1.58		1.30
Year ended 10/31/2015	31.43	.31	(1.28)	(.97)	(.15)	(.72)	(.87)	29.59	(3.12)[6]	8		1.54	[6]	1.54	[6]	1.04	[6]
Year ended 10/31/2014	30.17	.52	1.66	2.18	(.40)	(.52)	(.92)	31.43	7.35 [6]	8		1.44	[6]	1.44	[6]	1.69	[6]
Year ended 10/31/2013	26.34	.37	3.86	4.23	(.40)	—	(.40)	30.17	16.22 [6]	7		1.39	[6]	1.39	[6]	1.32	[6]
Year ended 10/31/2012	24.41	.38	1.85	2.23	(.30)	—	(.30)	26.34	9.20 [6]	4		1.56	[6]	1.56	[6]	1.48	[6]
Class R-2:
Year ended 10/31/2016	29.56	.36	.49	.85	(.31)	(.55)	(.86)	29.55	2.97	44		1.64		1.64		1.22
Year ended 10/31/2015	31.40	.29	(1.28)	(.99)	(.13)	(.72)	(.85)	29.56	(3.19)	41		1.62		1.62		.96
Year ended 10/31/2014	30.15	.43	1.67	2.10	(.33)	(.52)	(.85)	31.40	7.06	36		1.69		1.69		1.40
Year ended 10/31/2013	26.32	.29	3.87	4.16	(.33)	—	(.33)	30.15	15.94	28		1.66		1.66		1.03
Year ended 10/31/2012	24.41	.35	1.86	2.21	(.30)	—	(.30)	26.32	9.10	18		1.65		1.65		1.40
Class R-2E:
Year ended 10/31/2016	29.63	.41	.58	.99	(.43)	(.55)	(.98)	29.64	3.45	—	[5]	1.35		1.32		1.42
Year ended 10/31/2015	31.48	.51	(1.28)	(.77)	(.36)	(.72)	(1.08)	29.63	(2.48)[6]	—	[5]	.90	[6]	.90	[6]	1.69	[6]
Period from 8/29/2014 to 10/31/2014[7,8]	31.95	.06	(.39)	(.33)	(.14)	—	(.14)	31.48	(1.04)[6,9]	—	[5]	.13	[6,9]	.13	[6,9]	.20	[6,9]
Class R-3:
Year ended 10/31/2016	29.61	.49	.50	.99	(.44)	(.55)	(.99)	29.61	3.45	50		1.20		1.20		1.68
Year ended 10/31/2015	31.45	.42	(1.27)	(.85)	(.27)	(.72)	(.99)	29.61	(2.75)	45		1.18		1.18		1.40
Year ended 10/31/2014	30.19	.58	1.67	2.25	(.47)	(.52)	(.99)	31.45	7.57	36		1.22		1.22		1.87
Year ended 10/31/2013	26.35	.41	3.88	4.29	(.45)	—	(.45)	30.19	16.44	26		1.24		1.24		1.46
Year ended 10/31/2012	24.43	.46	1.85	2.31	(.39)	—	(.39)	26.35	9.55	17		1.23		1.23		1.81

See page 32 for footnotes.

American Funds Global Balanced Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]
Class R-4:
Year ended 10/31/2016	$29.66	$.57	$.51	$1.08	$(.53)	$(.55)	$(1.08)	$29.66	3.74%	$27		.90%		.90%		1.96%
Year ended 10/31/2015	31.50	.52	(1.29)	(.77)	(.35)	(.72)	(1.07)	29.66	(2.47)	25		.88		.88		1.71
Year ended 10/31/2014	30.23	.67	1.68	2.35	(.56)	(.52)	(1.08)	31.50	7.92	22		.91		.91		2.16
Year ended 10/31/2013	26.39	.50	3.87	4.37	(.53)	—	(.53)	30.23	16.77	17		.92		.92		1.77
Year ended 10/31/2012	24.46	.54	1.86	2.40	(.47)	—	(.47)	26.39	9.90	10		.92		.92		2.14
Class R-5E:
Period from 11/20/2015 to 10/31/2016[7,10]	29.46	.59	.72	1.31	(.58)	(.55)	(1.13)	29.64	4.58 [9]	—	[5]	.75	[11]	.75	[11]	2.13	[11]
Class R-5:
Year ended 10/31/2016	29.70	.67	.49	1.16	(.61)	(.55)	(1.16)	29.70	4.04	8		.60		.60		2.28
Year ended 10/31/2015	31.54	.60	(1.28)	(.68)	(.44)	(.72)	(1.16)	29.70	(2.19)	6		.60		.60		1.97
Year ended 10/31/2014	30.25	.89	1.56	2.45	(.64)	(.52)	(1.16)	31.54	8.23	5		.62		.62		2.87
Year ended 10/31/2013	26.40	.58	3.87	4.45	(.60)	—	(.60)	30.25	17.10	23		.64		.64		2.06
Year ended 10/31/2012	24.46	.60	1.87	2.47	(.53)	—	(.53)	26.40	10.20	19		.66		.66		2.38
Class R-6:
Year ended 10/31/2016	29.68	.68	.50	1.18	(.63)	(.55)	(1.18)	29.68	4.10	3,993		.54		.54		2.33
Year ended 10/31/2015	31.52	.65	(1.32)	(.67)	(.45)	(.72)	(1.17)	29.68	(2.14)	2,893		.54		.54		2.16
Year ended 10/31/2014	30.25	.75	1.71	2.46	(.67)	(.52)	(1.19)	31.52	8.27	199		.57		.57		2.42
Year ended 10/31/2013	26.40	.59	3.88	4.47	(.62)	—	(.62)	30.25	17.17	85		.60		.60		2.08
Year ended 10/31/2012	24.46	.56	1.92	2.48	(.54)	—	(.54)	26.40	10.23	10		.63		.63		2.23

	Year ended October 31
Portfolio turnover rate for all share classes[12]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	59%	85%	74%	92%	62%
Excluding mortgage dollar roll transactions	39%	46%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.17 and .54 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Amount less than $1 million.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Not annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Annualized.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

32	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 15, 2016

American Funds Global Balanced Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2016, through October 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	American Funds Global Balanced Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2016	10/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,014.37	$4.26	.84%
Class A - assumed 5% return	1,000.00	1,020.97	4.28	.84
Class B - actual return	1,000.00	1,010.22	8.11	1.60
Class B - assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class C - actual return	1,000.00	1,010.42	8.26	1.63
Class C - assumed 5% return	1,000.00	1,016.99	8.29	1.63
Class F-1 - actual return	1,000.00	1,014.06	4.52	.89
Class F-1 - assumed 5% return	1,000.00	1,020.72	4.53	.89
Class F-2 - actual return	1,000.00	1,015.44	3.20	.63
Class F-2 - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-A - actual return	1,000.00	1,013.98	4.67	.92
Class 529-A - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-B - actual return	1,000.00	1,009.91	8.66	1.71
Class 529-B - assumed 5% return	1,000.00	1,016.59	8.69	1.71
Class 529-C - actual return	1,000.00	1,009.78	8.56	1.69
Class 529-C - assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class 529-E - actual return	1,000.00	1,012.86	5.78	1.14
Class 529-E - assumed 5% return	1,000.00	1,019.46	5.80	1.14
Class 529-F-1 - actual return	1,000.00	1,015.08	3.50	.69
Class 529-F-1 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-1 - actual return	1,000.00	1,010.35	8.01	1.58
Class R-1 - assumed 5% return	1,000.00	1,017.24	8.03	1.58
Class R-2 - actual return	1,000.00	1,010.31	8.16	1.61
Class R-2 - assumed 5% return	1,000.00	1,017.09	8.19	1.61
Class R-2E - actual return	1,000.00	1,011.70	6.95	1.37
Class R-2E - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-3 - actual return	1,000.00	1,012.72	6.04	1.19
Class R-3 - assumed 5% return	1,000.00	1,019.21	6.06	1.19
Class R-4 - actual return	1,000.00	1,014.16	4.52	.89
Class R-4 - assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-5E - actual return	1,000.00	1,014.55	3.81	.75
Class R-5E - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class R-5 - actual return	1,000.00	1,015.65	3.00	.59
Class R-5 - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class R-6 - actual return	1,000.00	1,015.95	2.69	.53
Class R-6 - assumed 5% return	1,000.00	1,022.53	2.70	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Balanced Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2016:

Foreign taxes	$0.02 per share
Foreign source income	$0.50 per share
Long-term capital gains	$171,175,000
Qualified dividend income	100%
Corporate dividends received deduction	$71,309,000
U.S. government income that may be exempt from state taxation	$16,442,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

36	American Funds Global Balanced Fund

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American Funds Global Balanced Fund	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	2010	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station)	4	None

L. Daniel Jorndt, a trustee of the fund since 2010, retired December 31, 2015. The trustees thank Mr. Jorndt for his dedication and service to the fund.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Eric S. Richter, 1960 Vice Chairman of the Board and President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	American Funds Global Balanced Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David M. Riley, 1967 Executive Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Mark A. Brett, 1958 Vice President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Partner — Capital Fixed Income Investors, Capital International Limited;[6]
Senior Vice President, Capital International Limited;[6]
Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
Herbert Y. Poon, 1973 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Global Balanced Fund	39

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive

Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	American Funds Global Balanced Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2016, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:

a) Audit Fees:

2015 $85,000

2016 $103,000

b) Audit-Related Fees:

2015 $3,000

2016 $3,000

c) Tax Fees:

2015 $9,000

2016 $12,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015 None

2016 None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:

Not Applicable

b) Audit-Related Fees:

2015 $1,143,000

2016 $1,138,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

2015 None

2016 None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2015 $5,000

2016 $3,000

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,435,000 for fiscal year 2015 and $1,211,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio
October 31, 2016
Common stocks 57.58% Consumer staples 8.78%	Shares	Value (000)
Philip Morris International Inc.	2,644,400	$255,026
Imperial Brands PLC	3,743,000	181,219
Altria Group, Inc.	1,852,200	122,467
Thai Beverage PCL	136,921,907	94,972
Nestlé SA	1,094,000	79,323
Coca-Cola Co.	1,545,000	65,508
British American Tobacco PLC	943,950	54,205
Reynolds American Inc.	864,100	47,595
Japan Tobacco Inc.	573,700	21,850
		922,165
Energy 6.73%
Canadian Natural Resources, Ltd.	3,681,300	116,837
Royal Dutch Shell PLC, Class A (GBP denominated)	2,448,907	61,103
Royal Dutch Shell PLC, Class B	981,920	25,420
Enbridge Inc. (CAD denominated)	1,843,954	79,625
BP PLC	10,896,532	64,513
Suncor Energy Inc.	2,048,800	61,481
Exxon Mobil Corp.	630,500	52,533
ConocoPhillips	975,000	42,364
Eni SpA	2,800,000	40,603
TOTAL SA	632,140	30,339
Denbury Resources Inc.[1]	10,587,000	25,303
Golar LNG Ltd.	1,103,000	24,145
EOG Resources, Inc.	266,000	24,052
Schlumberger Ltd.	292,600	22,890
TransCanada Corp.	457,000	20,688
Chesapeake Energy Corp.[1]	2,750,000	15,152
		707,048
Financials 6.01%
UBS Group AG	7,244,000	102,487
Zurich Insurance Group AG	238,000	62,269
HDFC Bank Ltd.[2]	2,444,365	54,380
Prudential PLC	3,227,700	52,722
Royal Bank of Canada	763,000	47,670
Société Générale	1,115,000	43,525
Barclays PLC	17,436,861	40,615
U.S. Bancorp	800,000	35,808
JPMorgan Chase & Co.	475,000	32,899
Goldman Sachs Group, Inc.	151,000	26,914
Credit Suisse Group AG	1,572,529	21,962
Citigroup Inc.	425,000	20,889
AIA Group Ltd.	3,074,400	19,404
Siam Commercial Bank PCL	4,277,100	17,537
HSBC Holdings PLC (HKD denominated)	2,155,645	16,218
Progressive Corp.	470,000	14,810
American Funds Global Balanced Fund — Page 1 of 15

Common stocks Financials (continued)	Shares	Value (000)
CME Group Inc., Class A	137,000	$13,714
BNP Paribas SA	122,312	7,095
		630,918
Health care 5.72%
Novartis AG	2,048,450	145,734
Amgen Inc.	847,824	119,679
AbbVie Inc.	1,490,300	83,129
Thermo Fisher Scientific Inc.	357,200	52,519
Stryker Corp.	447,200	51,584
Gilead Sciences, Inc.	532,100	39,179
UnitedHealth Group Inc.	260,000	36,746
GlaxoSmithKline PLC	1,564,700	30,997
Medtronic PLC	246,000	20,177
Team Health Holdings, Inc.[1]	257,000	11,012
Grifols, SA, Class B, preferred non-voting, non-registered shares	720,000	10,386
		601,142
Information technology 5.47%
Alphabet Inc., Class C1	75,506	59,237
Alphabet Inc., Class A1	59,900	48,513
Intel Corp.	2,002,000	69,810
Alibaba Group Holding Ltd. (ADR)[1]	584,100	59,397
Tencent Holdings Ltd.	1,655,000	43,917
Taiwan Semiconductor Manufacturing Co., Ltd.	6,570,000	39,244
Accenture PLC, Class A	295,000	34,291
Keyence Corp.	42,000	30,862
Western Union Co.	1,530,000	30,707
Oracle Corp.	788,800	30,306
Kakaku.com, Inc.	1,796,000	30,227
Nintendo Co., Ltd.	94,700	22,973
Broadcom Ltd.	114,400	19,480
Flextronics International Ltd.[1]	1,347,100	19,115
Samsung Electronics Co., Ltd.	13,190	18,893
Motorola Solutions, Inc.	241,000	17,492
		574,464
Utilities 5.23%
SSE PLC	6,520,024	126,970
Exelon Corp.	1,975,000	67,288
Dominion Resources, Inc.	866,200	65,138
Iberdrola, SA, non-registered shares	9,554,200	65,121
National Grid PLC	4,577,764	59,674
Duke Energy Corp.	452,300	36,193
Red Eléctrica de Corporación, SA	1,463,800	30,539
Engie SA	2,029,010	29,256
Cheung Kong Infrastructure Holdings Ltd.	3,476,000	28,483
CMS Energy Corp.	618,000	26,049
Glow Energy PCL	6,672,000	14,679
		549,390
Telecommunication services 4.12%
Verizon Communications Inc.	3,888,055	187,015
MTN Group Ltd.	3,980,000	34,349
Singapore Telecommunications Ltd.	12,150,000	33,885
American Funds Global Balanced Fund — Page 2 of 15

Common stocks Telecommunication services (continued)	Shares	Value (000)
SoftBank Group Corp.	490,000	$30,847
TELUS Corp.	811,570	26,287
BCE Inc.	575,000	26,124
China Mobile Ltd.	2,189,000	25,078
Bharti Infratel Ltd.	4,700,000	24,455
Intouch Holdings PCL	12,790,000	19,369
KDDI Corp.	605,900	18,442
CenturyLink, Inc.	270,500	7,190
		433,041
Consumer discretionary 4.05%
Netflix, Inc.[1]	892,150	111,403
Kering SA	380,000	84,284
General Motors Co.	1,375,000	43,450
Wyndham Worldwide Corp.	644,000	42,401
Amazon.com, Inc.[1]	32,200	25,432
MGM Resorts International[1]	891,300	23,325
Paddy Power Betfair PLC	218,000	22,567
Galaxy Entertainment Group Ltd.	5,244,000	21,536
Mahindra & Mahindra Ltd.	1,088,000	21,455
Viacom Inc., Class B	316,000	11,869
William Hill PLC	2,732,960	9,895
Daily Mail and General Trust PLC, Class A, non-voting	860,000	7,895
		425,512
Industrials 3.21%
Boeing Co.	470,000	66,942
Union Pacific Corp.	612,000	53,966
General Electric Co.	1,203,000	35,007
General Dynamics Corp.	232,100	34,987
Norfolk Southern Corp.	374,900	34,866
Leonardo - Finmeccanica SPA[1]	1,818,387	22,157
Alliance Global Group, Inc.	72,000,000	21,203
Nielsen Holdings PLC	321,798	14,487
Industries Qatar QSC	503,000	14,089
CK Hutchison Holdings Ltd.	1,121,760	13,878
United Technologies Corp.	104,300	10,660
ASSA ABLOY AB, Class B	435,000	7,913
Bunzl PLC	197,300	5,311
Babcock International Group PLC	122,700	1,485
		336,951
Materials 2.38%
Fortescue Metals Group Ltd.	18,912,904	79,129
International Flavors & Fragrances Inc.	325,000	42,504
Croda International PLC	687,448	29,433
HeidelbergCement AG	265,515	25,113
Amcor Ltd.	2,013,350	22,514
Vale SA, Class A, preferred nominative (ADR)	2,925,000	18,837
Celanese Corp., Series A	252,818	18,435
Rio Tinto PLC	398,000	13,833
		249,798
American Funds Global Balanced Fund — Page 3 of 15

Common stocks Real estate 1.24%	Shares	Value (000)
Crown Castle International Corp.	514,577	$46,821
Lamar Advertising Co., Class A	396,500	25,158
American Campus Communities, Inc.	426,300	22,215
Ventas, Inc.	207,500	14,058
Link Real Estate Investment Trust	1,662,600	11,855
RioCan Real Estate Investment Trust	545,300	10,603
		130,710
Miscellaneous 4.64%
Other common stocks in initial period of acquisition		487,593
Total common stocks (cost: $5,633,609,000)		6,048,732
Preferred securities 0.04% Miscellaneous 0.04%
Other preferred securities in initial period of acquisition		3,846
Total preferred securities (cost: $4,000,000)		3,846
Convertible stocks 0.23% Energy 0.19%
Kinder Morgan Inc., Series A, depository share, convertible preferred 2018	427,000	19,663
Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition		4,369
Total convertible stocks (cost: $19,671,000)		24,032
Bonds, notes & other debt instruments 34.68% Bonds & notes of governments & government agencies outside the U.S. 14.43%	Principal amount (000)
Australia (Commonwealth of), Series 124, 5.75% 2021	A$29,700	26,438
Australia (Commonwealth of), Series 136, 4.75% 2027	4,300	3,997
Australia (Commonwealth of), Series 138, 3.25% 2029	16,100	13,213
Belgium (Kingdom of), Series 77, 1.00% 2026	€16,200	18,796
Bermuda 4.854% 2024[3]	$7,075	7,790
Canada 2.25% 2025	C$41,100	33,490
Colombia (Republic of) 4.50% 2026	$14,740	15,798
Colombia (Republic of), Series B, 5.00% 2018	COP24,327,600	7,924
Colombia (Republic of), Series B, 7.50% 2026	66,280,000	22,325
Colombia (Republic of), Series B, 6.00% 2028	11,454,000	3,410
French Republic O.A.T. 1.75% 2024	€10,790	13,377
French Republic O.A.T. 2.25% 2024	5,550	7,103
French Republic O.A.T. 3.25% 2045	12,600	20,316
Germany (Federal Republic of) 1.75% 2020[4]	6,790	8,237
Germany (Federal Republic of) 2.00% 2022	17,000	20,989
Germany (Federal Republic of) 0.10% 2023[4]	1,966	2,338
Germany (Federal Republic of) 0.50% 2026	11,700	13,342
Germany (Federal Republic of) 2.50% 2044	900	1,417
Germany (Federal Republic of) 2.50% 2046	16,700	26,616
Hungary, Series A, 7.50% 2020	HUF7,940,100	34,814
India (Republic of) 7.28% 2019	INR575,100	8,761
American Funds Global Balanced Fund — Page 4 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
India (Republic of) 8.83% 2023	INR407,200	$6,729
India (Republic of) 8.60% 2028	740,900	12,358
India (Republic of) 9.20% 2030	360,900	6,344
Indonesia (Republic of) 4.875% 2021	$5,850	6,373
Indonesia (Republic of) 4.875% 2021[3]	1,500	1,634
Indonesia (Republic of) 3.75% 2022	4,895	5,095
Indonesia (Republic of) 3.375% 2023	640	647
Indonesia (Republic of) 4.75% 2026	4,800	5,242
Ireland (Republic of) 3.90% 2023	€15,930	21,758
Ireland (Republic of) 3.40% 2024	10,500	14,139
Ireland (Republic of) 5.40% 2025	10,670	16,407
Ireland (Republic of) 1.00% 2026	25,530	28,954
Ireland (Republic of) 2.00% 2045	5,700	6,976
Israel (State of) 5.50% 2042	ILS34,300	12,988
Italy (Republic of) 1.45% 2022	€13,675	15,527
Italy (Republic of) 5.50% 2022	3,100	4,310
Italy (Republic of) 4.75% 2023	2,600	3,550
Italy (Republic of) 4.50% 2024	16,850	22,753
Italy (Republic of) 3.50% 2030	13,090	17,025
Japan, Series 128, 0.10% 2021	¥1,760,000	17,014
Japan, Series 315, 1.20% 2021	3,465,000	35,185
Japan, Series 326, 0.70% 2022	3,175,000	31,946
Japan, Series 325, 0.80% 2022	1,180,000	11,911
Japan, Series 17, 0.10% 2023[4]	241,580	2,408
Japan, Series 329, 0.80% 2023	2,460,000	25,004
Japan, Series 19, 0.10% 2024[4]	1,451,240	14,600
Japan, Series 18, 0.10% 2024[4]	694,960	6,935
Japan, Series 337, 0.30% 2024	2,340,000	23,111
Japan, Series 336, 0.50% 2024	1,460,000	14,648
Japan, Series 20, 0.10% 2025[4]	652,380	6,572
Japan, Series 116, 2.20% 2030	829,000	10,150
Japan, Series 145, 1.70% 2033	3,760,000	44,576
Japan, Series 150, 1.40% 2034	660,000	7,526
Japan, Series 21, 2.30% 2035	1,360,000	17,655
Japan, Series 36, 2.00% 2042	200,000	2,607
Japan, Series 42, 1.70% 2044	1,115,000	13,947
Japan, Series 47, 1.60% 2045	535,000	6,608
Lithuania (Republic of) 7.375% 2020	$2,900	3,414
Lithuania (Republic of) 6.625% 2022[3]	1,000	1,213
Malaysia (Federation of), Series 0515, 3.759% 2019	MYR35,950	8,716
Malaysia (Federation of), Series 0315, 3.659% 2020	13,400	3,229
Malaysia (Federation of), Series 0314, 4.048% 2021	13,400	3,286
Malaysia (Federation of), Series 0215, 3.795% 2022	16,000	3,872
Malaysia (Federation of), Series 0116, 3.80% 2023	65,250	15,805
Malaysia (Federation of), Series 0115, 3.955% 2025	84,300	20,407
Malaysia (Federation of), Series 0316, 3.90% 2026	43,000	10,499
Malaysia (Federation of), Series 0310, 4.498% 2030	49,650	12,271
Morocco (Kingdom of) 4.25% 2022	$5,700	6,076
Morocco (Kingdom of) 4.25% 2022[3]	500	533
Morocco (Kingdom of) 5.50% 2042	3,500	3,973
Netherlands (Kingdom of the) 1.00% 2017	1,900	1,900
Norway (Kingdom of) 4.25% 2017	NKr4,850	599
Norway (Kingdom of) 3.75% 2021	140,800	19,146
Norway (Kingdom of) 3.00% 2024	67,500	9,207
Peru (Republic of) 2.75% 2026	€4,000	4,862
American Funds Global Balanced Fund — Page 5 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 4.125% 2027	$3,600	$4,019
Peru (Republic of) 5.625% 2050	375	475
Philippines (Republic of the) 4.95% 2021	PHP155,000	3,340
Philippines (Republic of the) 3.90% 2022	275,000	5,637
Poland (Republic of) 2.75% 2023[4]	PLN19,698	5,618
Poland (Republic of), Series 1017, 5.25% 2017	60,875	16,060
Poland (Republic of), Series 1020, 5.25% 2020	110,900	31,442
Poland (Republic of), Series 1021, 5.75% 2021	107,900	31,691
Poland (Republic of), Series 0922, 5.75% 2022	54,490	16,158
Poland (Republic of), Series 1023, 4.00% 2023	69,000	18,791
Poland (Republic of), Series 0725, 3.25% 2025	50,500	13,097
Poland (Republic of), Series 0726, 2.50% 2026	60,960	14,773
Qatar (State of) 3.125% 2017[3]	$1,000	1,005
Qatar (State of) 5.25% 2020	1,300	1,430
Qatar (State of) 4.50% 2022[3]	1,000	1,102
Russian Federation 6.20% 2018	RUB193,400	2,965
Saudi Arabia (Kingdom of) 2.375% 2021[3]	$1,650	1,646
Saudi Arabia (Kingdom of) 3.25% 2026[3]	3,875	3,825
Saudi Arabia (Kingdom of) 4.50% 2046[3]	2,925	2,880
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR180,405	12,974
South Africa (Republic of), Series R-214, 6.50% 2041	138,250	7,451
Spain (Kingdom of) 2.75% 2024	€11,875	14,908
Spain (Kingdom of) 1.30% 2026	23,990	26,556
Spain (Kingdom of) 1.95% 2026	4,250	5,003
Sweden (Kingdom of) 1.125% 2019[3]	$6,800	6,793
Sweden (Kingdom of), Series 1057, 1.50% 2023	SKr159,000	19,683
Thailand (Kingdom of) 1.875% 2022	THB452,300	12,763
Thailand (Kingdom of) 3.85% 2025	117,000	3,814
Thailand (Kingdom of) 2.125% 2026	203,000	5,788
United Kingdom 1.00% 2017	£20,500	25,263
United Kingdom 4.75% 2020	25	35
United Kingdom 3.75% 2021	2,850	4,016
United Kingdom 1.75% 2022	20,500	26,555
United Kingdom 2.25% 2023	2,250	3,007
United Kingdom 2.00% 2025	27,850	36,578
United Kingdom 5.00% 2025	1,550	2,496
United Kingdom 1.50% 2026	6,450	8,084
United Kingdom 3.25% 2044	4,100	6,489
United Kingdom 3.50% 2045	3,010	4,998
United Mexican States 4.00% 2019[4]	MXN104,380	5,767
United Mexican States 4.125% 2026	$23,790	25,158
United Mexican States 4.00% 2040[4]	MXN33,511	1,947
United Mexican States 4.75% 2044	$6,600	6,600
United Mexican States, Series M10, 7.75% 2017	MXN32,000	1,742
United Mexican States, Series M, 8.00% 2020	146,000	8,270
United Mexican States, Series M, 6.50% 2021	749,500	40,568
United Mexican States, Series M20, 10.00% 2024	724,700	47,752
United Mexican States, Series M, 5.75% 2026	423,000	21,625
United Mexican States, Series M30, 10.00% 2036	96,000	6,904
		1,516,252
American Funds Global Balanced Fund — Page 6 of 15

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 10.17% U.S. Treasury 7.85%	Principal amount (000)	Value (000)
U.S. Treasury 7.50% 2016	$2,650	$2,657
U.S. Treasury 0.875% 2017	25,700	25,748
U.S. Treasury 1.00% 2017[5]	8,100	8,118
U.S. Treasury 3.50% 2018	31,655	32,760
U.S. Treasury 0.75% 2019	15,000	14,907
U.S. Treasury 0.875% 2019	26,500	26,455
U.S. Treasury 1.50% 2019	17,200	17,448
U.S. Treasury 1.50% 2019	10,100	10,241
U.S. Treasury 1.625% 2019	34,050	34,639
U.S. Treasury 1.625% 2019	12,750	12,980
U.S. Treasury 1.625% 2019	9,750	9,910
U.S. Treasury 1.625% 2019	4,000	4,071
U.S. Treasury 1.625% 2019	1,960	1,995
U.S. Treasury 1.75% 2019	16,900	17,269
U.S. Treasury 1.125% 2020	5,200	5,206
U.S. Treasury 1.25% 2020	65,650	66,040
U.S. Treasury 1.375% 2020	34,800	35,107
U.S. Treasury 1.375% 2020	12,850	12,944
U.S. Treasury 1.50% 2020	5,950	6,027
U.S. Treasury 1.625% 2020	4,000	4,068
U.S. Treasury 1.625% 2020	1,080	1,099
U.S. Treasury 1.75% 2020	42,100	42,973
U.S. Treasury 2.125% 2020	5,900	6,108
U.S. Treasury 1.125% 2021	28,650	28,397
U.S. Treasury 1.25% 2021	75,300	75,212
U.S. Treasury 2.00% 2021	32,550	33,551
U.S. Treasury 2.125% 2021	12,700	13,167
U.S. Treasury 3.125% 2021	875	945
U.S. Treasury 2.75% 2023	24,270	26,102
U.S. Treasury 2.25% 2024	9,100	9,469
U.S. Treasury 2.50% 2024	47,900	50,740
U.S. Treasury 2.00% 2025	18,385	18,711
U.S. Treasury 2.125% 2025	20,240	20,823
U.S. Treasury 1.625% 2026[5]	16,390	16,108
U.S. Treasury 4.625% 2040	2,800	3,888
U.S. Treasury 3.625% 2044	16,445	20,027
U.S. Treasury 2.875% 2045	63,835	67,754
U.S. Treasury 2.50% 2046	31,518	30,990
U.S. Treasury 2.50% 2046	10,475	10,296
		824,950
U.S. Treasury inflation-protected securities 2.32%
U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	9,914	10,076
U.S. Treasury Inflation-Protected Security 0.125% 2021[4]	42,477	43,339
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	3,509	3,589
U.S. Treasury Inflation-Protected Security 0.375% 2023[4]	11,125	11,508
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	57,208	57,808
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	22,110	23,111
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	41,061	41,601
U.S. Treasury Inflation-Protected Security 0.375% 2025[4]	9,064	9,304
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	2,619	3,101
U.S. Treasury Inflation-Protected Security 0.625% 2026[4]	21,691	22,641
American Funds Global Balanced Fund — Page 7 of 15

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	$8,061	$9,357
U.S. Treasury Inflation-Protected Security 1.00% 2046[4]	7,527	8,121
		243,556
Total U.S. Treasury bonds & notes		1,068,506
Corporate bonds & notes 8.34% Energy 1.57%
Chevron Corp. 1.961% 2020	5,175	5,235
ConocoPhillips 5.95% 2046	580	718
Ecopetrol SA 5.875% 2045	1,160	1,029
Enbridge Energy Partners, LP 5.875% 2025	1,845	2,126
Enbridge Energy Partners, LP 7.375% 2045	5,035	6,509
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	3,000	2,505
Halliburton Co. 3.80% 2025	4,210	4,390
Kinder Morgan Energy Partners, LP 3.50% 2021	850	875
Kinder Morgan Energy Partners, LP 4.15% 2024	1,300	1,333
Kinder Morgan Energy Partners, LP 5.00% 2043	1,980	1,898
Kinder Morgan Energy Partners, LP 5.50% 2044	4,175	4,246
Kinder Morgan, Inc. 4.30% 2025	25,505	26,597
Kinder Morgan, Inc. 5.55% 2045	6,894	7,159
Pemex Project Funding Master Trust 5.75% 2018	700	737
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	25
Petróleos Mexicanos 3.50% 2018	2,130	2,170
Petróleos Mexicanos 4.875% 2022	3,500	3,587
Petróleos Mexicanos 6.875% 2026	3,945	4,420
Petróleos Mexicanos 6.875% 2026[3]	2,770	3,104
Petróleos Mexicanos 6.50% 2041	675	659
Petróleos Mexicanos 5.50% 2044	2,000	1,752
Petróleos Mexicanos 5.625% 2046	8,030	6,974
Petróleos Mexicanos 6.75% 2047[3]	3,993	3,963
Phillips 66 Partners LP 4.68% 2045	220	214
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,6]	124	112
Schlumberger BV 4.00% 2025[3]	3,080	3,313
Statoil ASA 3.125% 2017	1,460	1,483
Statoil ASA 1.95% 2018	505	510
Statoil ASA 3.25% 2024	4,100	4,316
Statoil ASA 3.70% 2024	1,475	1,601
StatoilHydro ASA 2.45% 2023	1,860	1,872
Total Capital International 2.875% 2022	2,350	2,440
TransCanada Corp. 5.875% 2076	18,000	19,305
TransCanada PipeLines Ltd. 6.50% 2018	125	136
TransCanada PipeLines Ltd. 7.125% 2019	125	139
Transocean Inc. 5.55% 2022	5,100	4,386
Transportadora de Gas Peru SA 4.25% 2028[3,6]	1,700	1,782
Tullow Oil PLC 6.00% 2020	4,240	3,964
Tullow Oil PLC 6.25% 2022	5,000	4,600
Williams Partners LP 5.25% 2020	150	162
Williams Partners LP 4.50% 2023	1,500	1,571
Williams Partners LP 4.30% 2024	2,600	2,674
Williams Partners LP 4.00% 2025	18,185	18,271
		164,862
American Funds Global Balanced Fund — Page 8 of 15

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 1.40%	Principal amount (000)	Value (000)
AbbVie Inc. 2.50% 2020	$7,400	$7,500
AbbVie Inc. 3.60% 2025	4,135	4,218
AbbVie Inc. 4.50% 2035	535	548
Actavis Funding SCS 3.00% 2020	1,870	1,930
Actavis Funding SCS 3.80% 2025	13,185	13,721
Actavis Funding SCS 4.55% 2035	5,540	5,742
Actavis Funding SCS 4.75% 2045	4,205	4,433
Aetna Inc. 2.80% 2023	960	973
Aetna Inc. 3.20% 2026	5,915	5,961
Aetna Inc. 4.25% 2036	2,725	2,776
Aetna Inc. 4.375% 2046	3,235	3,292
Amgen Inc. 1.85% 2021	770	759
Amgen Inc. 2.25% 2023	9,850	9,635
Amgen Inc. 4.40% 2045	2,920	2,984
Baxalta Inc. 4.00% 2025	3,185	3,341
Becton, Dickinson and Co. 2.675% 2019	5,000	5,157
Becton, Dickinson and Co. 3.734% 2024	2,550	2,724
Celgene Corp. 3.875% 2025	3,150	3,316
EMD Finance LLC 3.25% 2025[3]	16,847	17,219
Gilead Sciences, Inc. 3.65% 2026	1,135	1,192
Medtronic, Inc. 3.50% 2025	8,000	8,501
Novartis Securities Investment Ltd. 5.125% 2019	475	515
Roche Holdings, Inc. 3.35% 2024[3]	17,275	18,476
Roche Holdings, Inc. 2.375% 2027[3]	2,045	2,008
Shire PLC 2.40% 2021	6,350	6,310
Shire PLC 2.875% 2023	985	971
Shire PLC 3.20% 2026	905	892
VPI Escrow Corp. 6.375% 2020[3]	6,935	6,068
VRX Escrow Corp. 6.125% 2025[3]	7,454	5,758
		146,920
Telecommunication services 1.38%
Altice Finco SA, First Lien, 7.75% 2022[3]	3,375	3,565
AT&T Inc. 2.45% 2020	1,930	1,943
AT&T Inc. 2.80% 2021	6,620	6,718
CenturyLink, Inc. 7.50% 2024	7,371	7,703
CenturyLink, Inc., Series T, 5.80% 2022	9,814	9,998
Deutsche Telekom International Finance BV 2.25% 2017[3]	1,250	1,254
Deutsche Telekom International Finance BV 6.00% 2017	€750	834
France Télécom 5.625% 2018	500	598
France Télécom 9.00% 2031	$3,300	5,196
France Télécom 5.375% 2050	£2,000	3,554
Frontier Communications Corp. 7.625% 2024	$8,250	7,322
Frontier Communications Corp. 11.00% 2025	13,620	13,956
MetroPCS Wireless, Inc. 6.25% 2021	2,490	2,599
Numericable Group SA 6.00% 2022[3]	24,960	25,615
Sprint Nextel Corp. 9.125% 2017	7,505	7,674
Sprint Nextel Corp. 11.50% 2021	4,075	4,788
T-Mobile US, Inc. 6.00% 2024	4,250	4,532
T-Mobile US, Inc. 6.375% 2025	5,725	6,151
T-Mobile US, Inc. 6.50% 2026	15,950	17,625
Verizon Communications Inc. 4.272% 2036	13,587	13,659
		145,284
American Funds Global Balanced Fund — Page 9 of 15

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 1.38%	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.875% 2022	$645	$671
ACE INA Holdings Inc. 3.35% 2026	645	679
ACE INA Holdings Inc. 4.35% 2045	1,120	1,255
Allianz SE, 4.75% 2049	€2,800	3,424
Aviva PLC, subordinated 6.875% 2058	£2,250	3,169
AXA SA, junior subordinated 5.453% 2049	5,625	7,217
Banco de Crédito del Perú 5.375% 2020[3]	$125	139
Banco Nacional de Comercio Exterior SNC 3.80% 2026[3]	1,550	1,538
Bank of America Corp. 3.875% 2025	7,030	7,416
Barclays Bank PLC 6.00% 2021	€1,400	1,780
Barclays Bank PLC 10.00% 2021	£3,700	5,725
Barclays Bank PLC 6.625% 2022	€725	967
Barclays Bank PLC 3.65% 2025	$2,150	2,119
Berkshire Hathaway Inc. 3.00% 2022	1,775	1,865
BNP Paribas 5.00% 2021	2,050	2,280
CaixaBank, SA 5.00% 2023	€2,800	3,258
Citigroup Inc. 2.50% 2018	$890	903
Citigroup Inc. 3.20% 2026	6,329	6,325
Credit Agricole SA 4.375% 2025[3]	2,150	2,200
Credit Suisse Group AG 3.00% 2021	3,450	3,546
Goldman Sachs Group, Inc. 2.55% 2019	670	683
Goldman Sachs Group, Inc. 2.875% 2021	4,000	4,096
Goldman Sachs Group, Inc. 5.25% 2021	900	1,012
Goldman Sachs Group, Inc. 3.625% 2023	3,150	3,320
Goldman Sachs Group, Inc. 3.50% 2025	10,205	10,488
Goldman Sachs Group, Inc. 3.75% 2026	1,000	1,044
Goldman Sachs Group, Inc. 4.75% 2045	2,835	3,134
HSBC Holdings PLC 4.125% 2020[3]	560	599
HSBC Holdings PLC 2.95% 2021	570	579
HSBC Holdings PLC 4.00% 2022	1,400	1,484
HSBC Holdings PLC 6.375% 2022	£50	64
HSBC Holdings PLC 3.375% 2024	€3,450	3,984
HSBC Holdings PLC 3.90% 2026	$5,865	6,081
HSBC Holdings PLC 4.30% 2026	4,670	4,981
Intesa Sanpaolo SpA 5.017% 2024[3]	2,045	1,901
JPMorgan Chase & Co. 2.55% 2021	11,921	12,111
JPMorgan Chase & Co. 3.25% 2022	1,850	1,925
Lloyds Banking Group PLC 6.50% 2020	€4,940	6,382
Morgan Stanley 3.125% 2026	$3,175	3,175
Morgan Stanley 3.875% 2026	2,705	2,857
NN Group NV, 4.50% 2049	€2,050	2,264
Nordea Bank AB 3.125% 2017[3]	$2,000	2,016
PNC Financial Services Group, Inc. 2.854% 2022	2,000	2,035
Rabobank Nederland 3.875% 2023	€2,400	3,062
Rabobank Nederland 4.625% 2023	$1,750	1,889
Wells Fargo & Co. 2.55% 2020	3,966	4,037
Wells Fargo & Co. 2.50% 2021	3,163	3,205
		144,884
Materials 0.76%
ArcelorMittal 10.85% 2019	9,362	11,258
CEMEX Finance LLC 6.00% 2024	1,960	2,034
CEMEX SAB de CV 5.70% 2025	1,810	1,846
CEMEX SAB de CV 7.75% 2026	4,810	5,402
American Funds Global Balanced Fund — Page 10 of 15

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
First Quantum Minerals Ltd. 6.75% 2020[3]	$28,566	$27,495
First Quantum Minerals Ltd. 7.25% 2022[3]	1,000	951
FMG Resources 9.75% 2022[3]	11,025	12,874
Vale Overseas Ltd. 6.875% 2036	3,055	3,096
Vale Overseas Ltd. 6.875% 2039	15,100	14,997
Vale SA 5.625% 2042	185	162
		80,115
Consumer discretionary 0.65%
BMW Group 3.875% 2017	€250	277
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	$10,050	10,496
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	3,900	3,920
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	7,275	7,228
Ford Motor Credit Co. 3.20% 2021	6,400	6,546
Hyundai Capital Services Inc. 2.625% 2020[3]	1,000	1,017
Li & Fung Ltd. 6.00% (undated)	10,000	10,400
McDonald’s Corp. 3.70% 2026	1,355	1,437
McDonald’s Corp. 4.70% 2035	590	650
McDonald’s Corp. 4.875% 2045	910	1,024
Newell Rubbermaid Inc. 3.85% 2023	3,065	3,257
Newell Rubbermaid Inc. 4.20% 2026	7,630	8,254
Newell Rubbermaid Inc. 5.50% 2046	1,005	1,188
Thomson Reuters Corp. 1.30% 2017	2,450	2,451
Thomson Reuters Corp. 4.30% 2023	1,950	2,113
Time Warner Inc. 4.75% 2021	1,300	1,433
Univision Communications Inc. 6.75% 2022[3]	6,435	6,805
		68,496
Real estate 0.49%
American Campus Communities, Inc. 3.35% 2020	145	151
American Campus Communities, Inc. 3.75% 2023	2,640	2,743
American Campus Communities, Inc. 4.125% 2024	18,200	19,309
Corporate Office Properties LP 3.60% 2023	240	238
Essex Portfolio L.P. 3.50% 2025	2,760	2,838
Essex Portfolio L.P. 3.375% 2026	1,545	1,566
Goodman Funding Pty Ltd. 6.00% 2022[3]	12,175	14,175
Kimco Realty Corp. 3.40% 2022	355	372
Prologis, Inc. 3.375% 2024	€950	1,218
Prologis, Inc. 3.75% 2025	$915	982
Select Income REIT 4.50% 2025	565	569
WEA Finance LLC 2.70% 2019[3]	1,070	1,094
WEA Finance LLC 3.25% 2020[3]	2,405	2,491
WEA Finance LLC 3.75% 2024[3]	3,570	3,727
		51,473
Utilities 0.36%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	4,800	4,906
Berkshire Hathaway Energy Co. 3.50% 2025	4,200	4,464
Duke Energy Corp. 3.75% 2024	3,950	4,205
Duke Energy Corp. 2.65% 2026	4,700	4,585
E.ON International Finance BV 5.80% 2018[3]	1,325	1,404
Electricité de France SA 6.00% 2114	£500	872
Enersis Américas SA 4.00% 2026	$1,690	1,690
Exelon Corp. 3.40% 2026	240	248
American Funds Global Balanced Fund — Page 11 of 15

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
MidAmerican Energy Holdings Co. 2.00% 2018	$2,550	$2,575
Niagara Mohawk Power Corp. 3.508% 2024[3]	2,380	2,514
Pacific Gas and Electric Co. 3.85% 2023	1,710	1,866
Pacific Gas and Electric Co. 2.95% 2026	1,035	1,065
Pacific Gas and Electric Co. 4.25% 2046	3,075	3,354
PacifiCorp. 3.35% 2025	725	769
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,601
		37,118
Consumer staples 0.20%
Altria Group, Inc. 2.625% 2020	1,700	1,749
Altria Group, Inc. 4.75% 2021	3,300	3,686
Anheuser-Busch InBev NV 3.30% 2023	1,315	1,377
Anheuser-Busch InBev NV 4.90% 2046	1,375	1,581
Philip Morris International Inc. 4.25% 2044	2,700	2,856
Reynolds American Inc. 4.00% 2022	1,325	1,427
Reynolds American Inc. 4.45% 2025	6,730	7,403
Reynolds American Inc. 5.70% 2035	95	116
Reynolds American Inc. 5.85% 2045	825	1,036
		21,231
Industrials 0.10%
Autoridad del Canal de Panama 4.95% 2035[3,6]	1,300	1,477
ENA Norte Trust 4.95% 2028[3,6]	971	1,015
GE Capital European Funding 5.375% 2020	€1,500	1,927
Lima Metro Line Finance Ltd. 5.875% 2034[3,6]	$2,938	3,269
Lockheed Martin Corp. 3.10% 2023	335	351
Lockheed Martin Corp. 3.55% 2026	555	589
Red de Carreteras de Occidente 9.00% 2028[6]	MXN18,470	980
Volvo Treasury AB 5.00% 2017	€300	339
		9,947
Information technology 0.05%
Microsoft Corp. 2.40% 2026	$3,800	3,737
Microsoft Corp. 3.70% 2046	1,900	1,866
		5,603
Total corporate bonds & notes		875,933
Mortgage-backed obligations 1.64% Other mortgage-backed securities 0.85%
Korea Housing Finance Corp. 2.50% 2020[3,6]	3,600	3,668
Korea Housing Finance Corp. 2.00% 2021[3,6]	5,900	5,868
Nykredit Realkredit AS, Series 01E, 2.00% 2037[6]	DKr318,611	47,647
Nykredit Realkredit AS, Series 01E, 2.50% 2047[6]	38,056	5,674
Realkredit Danmark AS, Series 22S, 2.00% 2037[6]	165,746	24,657
		87,514
Federal agency mortgage-backed obligations 0.72%
Fannie Mae 6.00% 2037[6]	$188	216
Fannie Mae 4.00% 2041[6]	210	226
Fannie Mae 4.00% 2041[6]	173	186
Fannie Mae 4.00% 2041[6]	140	151
Fannie Mae 4.00% 2041[6]	43	45
American Funds Global Balanced Fund — Page 12 of 15

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2046[6,7]	$16,750	$17,924
Freddie Mac 4.00% 2046[6,7]	36,700	39,263
Government National Mortgage Assn. 4.00% 2045[6]	5,266	5,654
Government National Mortgage Assn. 4.50% 2045[6]	12,530	13,529
		77,194
Commercial mortgage-backed securities 0.07%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,6]	1,960	2,051
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[3,6]	5,286	5,286
		7,337
Total mortgage-backed obligations		172,045
Asset-backed obligations 0.10%
Discover Card Execution Note Trust, Series 2015-A1, Class A1, 0.885% 2020[6,8]	5,020	5,031
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,6]	4,966	5,037
		10,068
Total bonds, notes & other debt instruments (cost: $3,637,381,000)		3,642,804
Short-term securities 7.72%
American Honda Finance Corp. 0.70% due 1/23/2017	35,000	34,949
Bank of Montreal 0.93% due 12/14/2016	15,000	14,990
Bank of Nova Scotia 0.73%–1.03% due 11/2/2016–1/17/2017[3]	85,700	85,647
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.53% due 12/1/2016	30,000	29,986
BMW U.S. Capital LLC 0.49% due 11/18/2016[3]	20,000	19,996
BNP Paribas, New York Branch 0.29%–0.47% due 11/1/2016–11/10/2016	41,000	40,997
CPPIB Capital Inc. 0.55% due 12/7/2016[3]	35,000	34,983
Fannie Mae 0.35% due 12/16/2016	41,100	41,088
Federal Home Loan Bank 0.27%–0.35% due 11/7/2016–1/18/2017	266,500	266,427
General Electric Co. 0.35% due 11/1/2016	34,000	34,000
Honeywell International Inc. 0.43% due 11/2/2016[3]	15,000	15,000
John Deere Canada ULC 0.48% due 11/3/2016[3]	33,000	32,999
Liberty Street Funding Corp. 0.47% due 11/3/2016[3]	20,000	19,999
Merck & Co. Inc. 0.43% due 11/15/2016[3]	15,000	14,998
Microsoft Corp. 0.54% due 12/1/2016[3]	30,000	29,989
Toronto-Dominion Holdings USA Inc. 1.16% due 3/21/2017[3]	25,000	24,908
Total Capital Canada Ltd. 0.70% due 1/9/2017[3]	20,000	19,978
Victory Receivables Corp. 0.80% due 12/2/2016[3]	20,000	19,989
Westpac Banking Corp. 0.75% due 11/16/2016[3]	29,900	29,894
Total short-term securities (cost: $810,733,000)		810,817
Total investment securities 100.25% (cost: $10,105,394,000)		10,530,231
Other assets less liabilities (0.25)%		(26,317)
Net assets 100.00%		$10,503,914
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Global Balanced Fund — Page 13 of 15

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $484,747,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 10/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Euros	11/4/2016	JPMorgan Chase	€12,314	$13,750	$(231)
Euros	11/7/2016	HSBC Bank	€7,854	$8,812	(187)
Euros	11/7/2016	Bank of America, N.A.	€16,873	$18,928	(400)
Euros	12/5/2016	HSBC Bank	€12,403	$13,550	86
Euros	12/7/2016	HSBC Bank	€12,255	$13,355	120
Euros	1/6/2017	UBS AG	€1,725	$1,885	15
Japanese yen	11/30/2016	Citibank	¥5,068,391	$48,546	(169)
Japanese yen	12/5/2016	Barclays Bank PLC	¥839,623	$8,046	(30)
Japanese yen	12/5/2016	UBS AG	¥1,697,364	$16,262	(56)
Japanese yen	12/5/2016	HSBC Bank	¥2,025,952	$19,406	(63)
Japanese yen	12/5/2016	UBS AG	¥1,022,106	$10,178	(419)
Japanese yen	12/7/2016	Citibank	¥1,366,343	$13,229	(182)
Japanese yen	12/8/2016	JPMorgan Chase	¥679,286	$6,525	(38)
Japanese yen	12/8/2016	Citibank	¥1,032,361	$9,916	(57)
Japanese yen	12/19/2016	HSBC Bank	¥1,462,951	$14,161	(182)
Norwegian kroner	11/3/2016	Bank of America, N.A.	NKr105,053	$12,671	43
Norwegian kroner	11/17/2016	Barclays Bank PLC	NKr79,816	$9,752	(92)
Swedish kronor	11/17/2016	Barclays Bank PLC	SKr51,991	$5,908	(147)
Swedish kronor	12/13/2016	UBS AG	SKr51,601	$5,865	(140)
Swedish kronor	12/16/2016	Bank of America, N.A.	SKr52,507	$5,943	(116)
					$(2,245)
Sales:
Australian dollars	11/22/2016	UBS AG	$13,649	A$17,700	$192
Australian dollars	11/22/2016	UBS AG	¥1,408,761	A$17,700	(14)
Australian dollars	12/2/2016	Bank of America, N.A.	$15,258	A$20,000	57
British pounds	11/7/2016	Barclays Bank PLC	€12,554	£11,000	319
British pounds	11/7/2016	HSBC Bank	€11,202	£9,900	181
British pounds	11/14/2016	HSBC Bank	$4,210	£3,300	169
British pounds	11/16/2016	JPMorgan Chase	€21,120	£18,700	303
British pounds	11/22/2016	Barclays Bank PLC	€12,690	£11,350	44
British pounds	12/5/2016	HSBC Bank	¥817,613	£6,400	(33)
British pounds	12/7/2016	UBS AG	$6,107	£5,000	(17)
British pounds	12/7/2016	JPMorgan Chase	$59,836	£49,000	(188)
Canadian dollars	11/17/2016	Bank of America, N.A.	$13,734	C$18,050	276
Canadian dollars	11/18/2016	Bank of America, N.A.	€12,460	C$18,200	117
Colombian pesos	11/4/2016	JPMorgan Chase	$7,053	COP20,738,400	160
Colombian pesos	11/8/2016	Citibank	$8,235	COP24,531,779	87
Euros	11/7/2016	HSBC Bank	NKr34,233	€3,800	(29)
Euros	11/7/2016	Citibank	SKr109,850	€11,400	(352)
Euros	11/23/2016	Citibank	SKr99,931	€10,300	(242)
Indian rupees	11/7/2016	JPMorgan Chase	$12,454	INR831,600	16
Israeli shekels	11/17/2016	Citibank	$12,485	ILS47,650	60
Malaysian ringgits	11/14/2016	UBS AG	$9,416	MYR39,500	8
Malaysian ringgits	11/14/2016	JPMorgan Chase	$6,673	MYR28,000	4
Malaysian ringgits	11/16/2016	Citibank	$2,562	MYR10,750	2
Polish zloty	11/7/2016	Barclays Bank PLC	$15,353	PLN58,820	364
American Funds Global Balanced Fund — Page 14 of 15

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 10/31/2016 (000)
			Receive (000)	Deliver (000)
Polish zloty	12/7/2016	JPMorgan Chase	$21,445	PLN85,180	$(248)
South African rand	11/3/2016	JPMorgan Chase	$3,894	ZAR54,650	(157)
					$1,079
Forward currency contracts — net					$(1,166)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $54,380,000, which represented .52% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $608,704,000, which represented 5.80% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,694,000, which represented .07% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically.

Key to abbreviations and symbols
ADR = American Depositary Receipts	¥ = Japanese yen
A$ = Australian dollars	MXN = Mexican pesos
CAD/C$ = Canadian dollars	MYR = Malaysian ringgits
COP = Colombian pesos	NKr = Norwegian kroner
DKr = Danish kroner	PHP = Philippine pesos
€ = Euros	PLN = Polish zloty
GBP/£ = British pounds	RUB = Russian rubles
HKD = Hong Kong dollars	SKr = Swedish kronor
HUF = Hungarian forints	TBA = To-be-announced
ILS = Israeli shekels	THB = Thai baht
INR = Indian rupees	ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-037-1216O-S54049	American Funds Global Balanced Fund — Page 15 of 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary schedule of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 15, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Eric S. Richter__________________
Eric S. Richter, Vice Chairman, President and Principal Executive Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Eric S. Richter__________________
Eric S. Richter, Vice Chairman, President and Principal Executive Officer

Date: December 27, 2016

By __/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 27, 2016